AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 22, 2022

1933 Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933	/X/

Pre-Effective Amendment No.

Post-Effective Amendment No.

THE ADVISORS’ INNER CIRCLE FUND

(Exact Name of Registrant as Specified in Charter)

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of Principal Executive Offices, Zip Code)

1-800-932-7781

(Registrant’s Telephone Number)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Name and Address of Agent for Service)

Copy to:

Sean Graber, Esquire
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

Title of Securities being Registered: Shares of the Cambiar Aggressive Value ETF.

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

No filing fee is required under the Securities Act of 1933, as amended, because an indefinite number of shares of beneficial interest have previously been registered pursuant to Section 24(f) under the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on December 22, 2022 pursuant to Rule 488 under the Securities Act of 1933, as amended.

THE ADVISORS’ INNER CIRCLE FUND

Cambiar Aggressive Value Fund

One Freedom Valley Drive

Oaks, PA 19456

1-800-932-7781

Combined Proxy Statement/Prospectus

[ ], 2022

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of Cambiar Aggressive Value Fund (the “Target Fund”), a series of The Advisors’ Inner Circle Fund (the “Trust”), we are pleased to invite you to a special meeting of shareholders (with any postponements or adjournments, the “Special Meeting”) of the Target Fund. The Special Meeting is scheduled to be held on February 1, 2023 at [11:00 a.m.] Eastern time.

At the Special Meeting, as a shareholder of the Target Fund, you will be asked to consider and vote on the following proposals:

(1)	To approve an Agreement and Plan of Reorganization providing for: (i) the acquisition by the Trust, on behalf of its new exchange-traded fund (“ETF”) series, the Cambiar Aggressive Value ETF (the “Acquiring Fund”), of all of the property and other assets of the Target Fund, in exchange solely for (a) shares of beneficial interest, no par value, of the Acquiring Fund (and cash in lieu of fractional shares), and (b) the assumption by Trust, on behalf of the Acquiring Fund, of all liabilities of the Target Fund; (ii) the distribution of (a) the shares of the Acquiring Fund to the shareholders of the Target Fund according to their respective interests and (b) cash to the shareholders of the Target Fund in lieu of fractional shares of the Acquiring Fund, in complete liquidation of the Target Fund; and (iii) the termination of the Target Fund as a series of the Trust as soon as practicable after the distribution (collectively, the “Reorganization”); and

(2)	To transact such other business as may properly come before the Special Meeting.

If shareholders of the Target Fund approve the Reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund and will therefore become shareholders of an actively-managed ETF rather than a mutual fund. The Acquiring Fund and Target Fund are managed by Cambiar Investors, LLC (“Cambiar”).

Formal notice of the Special Meeting appears on the next page, followed by a combined proxy statement and prospectus (the “Proxy Statement/Prospectus”). The Reorganization is discussed in detail in the enclosed Proxy Statement/Prospectus, which you should read carefully.

The Board recommends that you vote “FOR” the Reorganization.

Your vote is important, regardless of the number of shares of the Target Fund you own. Whether or not you expect to attend the Special Meeting, please read the Proxy Statement/Prospectus and cast your vote promptly. You may cast your vote by completing, signing and returning the enclosed proxy card by mail in the postage-paid envelope provided or by following the instructions on the proxy card for voting your proxy on the Internet or by touch-tone telephone. If you vote by mail, please sign and return all of the proxy cards included in this package.

If the Reorganization is approved, shareholders will need brokerage accounts with the ability to transact in ETF shares in order to receive shares in connection with the Reorganization. The “Important Notice About Your Target Fund Account – Questions and Answers” section of the Proxy Statement/Prospectus includes a description of required actions for shareholders who hold shares of the Target Fund in accounts that cannot hold ETF shares and should be read carefully.

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We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Michael Beattie

Michael Beattie

President

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THE ADVISORS’ INNER CIRCLE FUND

CAMBIAR AGGRESSIVE VALUE FUND

ONE FREEDOM VALLEY DRIVE

OAKS, PA 19456

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD FEBRUARY 1, 2023

NOTICE IS HEREBY GIVEN THAT a special meeting of shareholders (with any postponements or adjournments, the “Special Meeting”) of the Cambiar Aggressive Value Fund (the “Target Fund”), a series of The Advisors’ Inner Circle Fund (the “Trust”), is scheduled to be held on February 1, 2023 at [11:00 a.m.] Eastern time at the offices of the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456 to consider and vote on the following proposals:

(1)	To approve an Agreement and Plan of Reorganization providing for: (i) the acquisition by The Advisors’ Inner Circle Fund (the “Trust”), on behalf of its new exchange-traded fund series, the Cambiar Aggressive Value ETF (the “Acquiring Fund”), of all of the property and other assets of the Target Fund, in exchange solely for (a) shares of beneficial interest, no par value, of the Acquiring Fund (and cash in lieu of fractional shares), and (b) the assumption by Trust, on behalf of the Acquiring Fund, of all liabilities of the Target Fund; (ii) the distribution of (a) the shares of the Acquiring Fund to the shareholders of the Target Fund according to their respective interests and (b) cash to the shareholders of the Target Fund in lieu of fractional shares of the Acquiring Fund, in complete liquidation of the Target Fund; and (iii) the termination of the Target Fund as a series of the Trust as soon as practicable after the distribution (collectively, the “Reorganization”); and

(2)	To transact such other business as may properly come before the Special Meeting.

Please read the enclosed combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) carefully for information concerning the Reorganization to be placed before the Special Meeting.

The Board of Trustees of the Target Fund recommends that you vote “FOR” the Reorganization.

Shareholders of record as of the close of business on December 5, 2022 are entitled to notice of, and to attend, the Special Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus.

Regardless of whether you plan to attend the Special Meeting, please promptly complete, sign and return the enclosed Proxy Ballot to help achieve a quorum and so that a maximum number of shares may be voted. You may also vote by telephone or over the Internet. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Target Fund or by voting in person at the Special Meeting.

The Special Meeting will begin promptly at 11:00 a.m. Eastern time at One Freedom Valley Drive, Oaks, Pennsylvania 19456. For additional information on how you can attend and participate in the Special Meeting, please see the instructions beginning on the first page of the proxy statement that follows.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting To Be Held on February 1, 2023.

The proxy statement is available on the Internet at https://vote.proxyonline.com/aic/docs/cambiar.pdf.

iii

By Order of the Board of Trustees of The Advisors’ Inner Circle Fund,

/s/ Michael Beattie

Michael Beattie

President

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION VALID

CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp. c/o John Doe	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe

PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 01/01/01	Jane B. Doe, Trustee u/t/d/ 01/01/01

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith, Custodian f/b/o John B. Smith, Jr. UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor Estate of John B. Smith

PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

•	AUTHORIZE YOUR PROXY THROUGH THE INTERNET. You may authorize your proxy by logging into the Internet site indicated on your proxy card and following the instructions on the website. In order to log on, you will need the control number found on your proxy card. Please make sure to have your proxy card available at the time of the call.

•	AUTHORIZE YOUR PROXY BY TELEPHONE. You may authorize your proxy by telephone by calling the toll-free number located on your proxy card. In order to log on, you will need the control number found on your proxy card. Please make sure to have your proxy card available at the time of the call.

•	VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid envelope provided.

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PRELIMINARY COMBINED PROXY STATEMENT/PROSPECTUS

SUBJECT TO COMPLETION

The information in this Combined Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Combined Proxy Statement/Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

COMBINED PROXY STATEMENT/PROSPECTUS

Dated [ ], 2022

Cambiar Aggressive Value Fund
Cambiar Aggressive Value ETF

(each a series of The Advisors’ Inner Circle Fund)

One Freedom Valley Drive

Oaks, PA 19456

1-800-932-7781

This Combined Proxy Statement/Prospectus (“Proxy Statement/Prospectus”) solicits proxies to be voted at a special meeting of the shareholders (the “Special Meeting”) of the Cambiar Aggressive Value Fund (the “Target Fund”), a series of The Advisors’ Inner Circle Fund (the “Trust”).

At the Special Meeting, shareholders of the Target Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) relating to the reorganization of the Target Fund into a newly organized shell series (the “Acquiring Fund”) of the Trust (the “Reorganization”) that will operate as an exchange-traded fund (“ETF”), as described more fully in the Plan. The Target Fund and the Acquiring Fund may be referred to herein as a “Fund” or the “Funds.”

If the Reorganization is approved by the Target Fund’s shareholders, on the effective date of the proposed Reorganization, Target Fund shareholders will be issued shares of the Acquiring Fund and cash in lieu of fractional shares of the Acquiring Fund in exchange for their shares of the Target Fund.

The Special Meeting will be held at [11:00 a.m.] Eastern time on February 1, 2023 at the offices of the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Board of Trustees of the Trust (the “Board” or the “Trustees”) is soliciting these proxies on behalf of the Target Fund. The Trustees believe that the proposed Reorganization is in the best interests of the Target Fund and its shareholders, and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. This Proxy Statement/Prospectus will first be sent to shareholders on or about [December 30, 2022].

The Target Fund and the Acquiring Fund are both series of a registered, open-end management investment company, although the Target Fund is a mutual fund while the Acquiring Fund is an ETF. If the Target Fund’s shareholders vote to approve the Plan, shareholders of the Target Fund will receive Acquiring Fund shares having a total dollar value equivalent to the total dollar value of their investment in the Target Fund immediately prior to the time of the Reorganization minus the value of cash distributed to shareholders of the Target Fund in lieu of fractional shares of the Acquiring Fund, as determined pursuant to the Plan. The Target Fund will then be terminated as a series of the Trust.

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This Proxy Statement/Prospectus sets forth concisely the information about the Reorganization and the Acquiring Fund that you should know before voting on the Plan with respect to the Target Fund and investing in the Acquiring Fund.

You should retain this Proxy Statement/Prospectus for future reference. Additional information about the Target Fund, the Acquiring Fund and the proposed Reorganization can be found in the following documents, which have been filed with the U.S. Securities and Exchange Commission (“SEC”) and which are incorporated by reference into this Proxy Statement/Prospectus:

1.	Prospectus of The Advisors’ Inner Circle Fund on behalf of the Target Fund, dated March 1, 2022, as supplemented and amended to date (File No. 811-06400; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001398344-22-004492) (the “Target Fund Prospectus”));

2.	Statement of Additional Information of The Advisors’ Inner Circle Fund on behalf of the Target Fund, dated March 1, 2022, as supplemented and amended to date (File No. 811-06400; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001398344-22-004492 (the “Target Fund SAI”));

3.	The Target Fund’s audited financial statements and the related report of the independent registered public accounting firm included in the Target Fund’s Annual Report to shareholders for the fiscal year ended October 31, 2021 (File No. 811-06400; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-22-004409 (the “Target Fund Annual Report”)) (no other parts of the Target Fund Annual Report are incorporated herein by reference);

4.	The Target Fund’s unaudited financial statements included in the Target Fund’s Semi-Annual Report to shareholders of the Target Fund for the fiscal period ended April 30, 2022 (File No. 811-06400; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-22-190371 (the “Target Fund Semi-Annual Report”) (no other parts of the Target Fund Semi-Annual Report are incorporated herein by reference);

5.	Prospectus of The Advisors’ Inner Circle Fund on behalf of the Cambiar Aggressive Value ETF, dated [_____], 2022, previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. [_____] (the “Acquiring Fund Prospectus”);

6.	Statement of Additional Information of The Advisors’ Inner Circle Fund on behalf of the Cambiar Aggressive Value ETF, dated [_____], 2022, previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. [_____] (the “Acquiring Fund SAI”); and

7.	Statement of additional information (“SAI”) dated [ ], relating to this Proxy Statement/Prospectus.

You may request a free copy of the SAI relating to this Proxy Statement/Prospectus, the Target Fund Prospectus, related SAI, or annual or semi-annual reports of the Target Fund without charge by calling 1-866-777-8227, by visiting www.cambiar.com or by writing to The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121-9009.

The Acquiring Fund is a newly organized series and currently has no assets or liabilities. The Acquiring Fund was created specifically in connection with the Plan for the purpose of acquiring the assets and liabilities of the Target Fund and will not commence operations until the date of the Reorganization. The Acquiring Fund does not have any annual or semi-annual reports to date.

Shares of the Acquiring Fund will be listed for trading on NYSE Arca, Inc. Reports, proxy materials and other information concerning the Acquiring Fund will be able to be inspected at NYSE Arca, Inc.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF YOUR INVESTMENT.

TABLE OF CONTENTS

Overview	1
On what proposal am I being asked to vote?	1
What do I need to do to prepare for the Reorganization?	2
What is the anticipated timing of the Reorganization?	2
Why is the Reorganization being proposed?	2
What are some features of ETFs that differ from mutual funds?	3
Will the portfolio management of the Target Fund change?	3
Who will bear the expenses associated with the Reorganization?	4
What are the federal income tax consequences of the Reorganization?	4
Has the Board of the Target Fund approved the proposed Reorganization?	4
How will the number of shares of the Acquiring Fund that I will receive be determined?	4
How do the fees of the Acquiring Fund compare to those of the Target Fund?	5
Will I have to pay any redemption fees in connection with the Reorganization?	5
How do the share purchase and redemption procedures of the Acquiring Fund compare to those of the Target Fund?	5
Are the investment objectives and strategies of the Acquiring Fund similar to the investment objectives and strategies of the Target Fund?	6
Do the fundamental investment and non-fundamental policies differ between the Target Fund and the Acquiring Fund?	6
Do the principal risks associated with investments in the Target Fund differ from the principal risks associated with investments in the Acquiring Fund?	6
How many votes am I entitled to cast?	6
How do I vote my shares?	7
What are the quorum and approval requirements for the Reorganization?	7
What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled Meeting date?	7
What happens if the Reorganization is not approved by the Target Fund’s shareholders?	7
Important Notice About Your Target Fund Account – Questions and Answers	8
What do I need to do about my account prior to the Reorganization?	8
How do I transfer my Target Fund shares from a Transfer Agent Account to a brokerage account that accepts ETF shares?	8
How do I transfer my Target Fund Shares from a Non-Accommodating Brokerage Account to a Brokerage Account that accepts ETF shares?	9
What will happen if I don’t have a Brokerage Account that can accept ETF shares at the time of the Reorganization?	9
What if I don’t want to hold shares of the Acquiring Fund?	9
Comparison of the Target Fund and the Acquiring Fund	10
Comparison of Fee Tables	10
Comparison of Investment Objectives, Strategies and Risks	11
Additional Information about the Acquiring Fund’s Investments
Comparison of Fundamental and Non-Fundamental Investment Policies	19
Comparison of Portfolio Turnover	22
Comparison of Portfolio Holdings Disclosure Policies	22
Comparison of Fund Performance	22
Comparison of Investment Advisers and Other Service Providers	22
Comparison of Share Classes and Distribution Arrangements	25
Comparison of Eligibility, Purchase, Redemption and Exchange Procedures	26
Comparison of Dividend and Distribution Policies and Fiscal Years	28
Business Structures, Shareholder Rights and Applicable Law	28

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Overview

The following is a brief overview of the proposal to be voted upon at the Special Meeting scheduled for February 1, 2023. Your vote is important. Additional information is contained elsewhere in this Proxy Statement/Prospectus, as well as the Plan, Target Fund Prospectus, Target Fund SAI, Acquiring Fund Prospectus, Acquiring Fund SAI and the SAI for this Proxy Statement/Prospectus, all of which are incorporated herein by reference.

Shareholders should read the entire Proxy Statement/Prospectus carefully for more complete information. If you need another copy of the Proxy Statement/Prospectus, please call the Target Fund at 1-866-777-8227.

On what proposal am I being asked to vote?

As a Target Fund shareholder, you are being asked to vote on the approval of an Agreement and Plan of Reorganization. The Plan provides for the: (i) acquisition by the Trust, on behalf of the Acquiring Fund, of all of the property and other assets of the Target Fund, in exchange solely for (a) shares of beneficial interest, no par value, of the Acquiring Fund (and cash in lieu of fractional shares), and (b) assumption by Trust, on behalf of the Acquiring Fund, of all of the liabilities of the Target Fund; (ii) distribution of (a) the shares of the Acquiring Fund to the shareholders of the Target Fund according to their respective interests and (b) cash to the shareholders of the Target Fund in lieu of fractional shares of the Acquiring Fund, in complete liquidation of the Target Fund; and (iii) termination of the Target Fund as a series of the Trust as soon as practicable after the distribution (the “Proposal”).

As a result of the Reorganization (if approved by shareholders), each Target Fund shareholder will become a shareholder of the Acquiring Fund and shareholders of the Target Fund will receive shares in the Acquiring Fund having a total dollar value equal to the total dollar value of the shares such shareholder held in the Target Fund immediately prior to the effectiveness of the Reorganization minus the value of cash distributed to shareholders of the Target Fund in lieu of fractional shares of the Acquiring Fund as determined pursuant to the Plan. The Acquiring Fund does not issue fractional shares.

The Reorganization of the Target Fund into the Acquiring Fund is currently scheduled to take place immediately prior to the open of trading on the New York Stock Exchange on February 13, 2023, or such other date and time as the parties may agree (the “Closing Date”). The Plan contemplates the Reorganization of the Target Fund into the Acquiring Fund. Following the Reorganization, if approved, the Target Fund will be terminated and you will not be able to retain any position in the Target Fund.

Target Fund shareholders who do not wish to have their Target Fund shares exchanged for shares of the Acquiring Fund as part of the Reorganization should consider redeeming their shares prior to the completion of the Reorganization. If you redeem your shares, you generally will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them. If, instead, you receive Acquiring Fund shares in exchange for your Target Fund shares as part of the Reorganization, you generally will not recognize any taxable gain or loss on such exchange. See the section entitled “Federal income tax consequences of the Reorganization” below.

The Plan is subject to certain closing conditions and may be terminated at any time by the Trust if any condition precedent to its obligations has not been fulfilled.

For more information regarding shareholder approval of the Reorganization, please refer to the “The Proposed Reorganization” and “Voting Information” sections below. The Plan is attached hereto as Appendix A to this Proxy Statement/Prospectus. For more information regarding the calculation of the number of Acquiring Fund shares to be issued, please refer to the “How will the number of shares of the Acquiring Fund that I will receive be determined?” section below.

What do I need to do to prepare for the Reorganization?

It is important for you to determine whether you hold your shares of the Target Fund in the type of account that can accommodate the receipt of the Acquiring Fund shares that will be received in the Reorganization. If you hold your shares of the Target Fund in an account directly with the Target Fund at the Target Fund’s transfer agent or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will need to set up a brokerage account that allows investment in ETF shares. A separate Q&A is provided to help you determine your account type and provide information about changing your type of account if necessary.

If your shares in the Target Fund are held in an account that cannot accept ETF shares at the time of the Reorganization, the Acquiring Fund shares received in the Reorganization will instead be held by a stock transfer agent designated by the Acquiring Fund until you open a brokerage account into which the shares can be transferred. If Acquiring Fund shares are not transferred into a qualifying brokerage account within a specified period of time following the date of the Reorganization, the Acquiring Fund shares will be converted to cash and the cash proceeds sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion of Acquiring Fund shares to cash may be subject to fees and expenses and will be a taxable event.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems. Should you decide to purchase or sell shares in the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade on an exchange at prevailing market prices. Because Acquiring Fund shares trade at market prices rather than at net asset value (“NAV”), Acquiring Fund shares may trade at a price less than (discount) or greater than (premium) the Fund’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions, although ETFs trade with no transaction fees (NTF) on many platforms.

What is the anticipated timing of the Reorganization?

The Special Meeting is scheduled to occur on February 1, 2023. If all necessary approvals are obtained, the proposed Reorganization will likely take place in the first quarter of 2023, and is currently scheduled to take place immediately prior to the open of trading on the New York Stock Exchange on February 13, 2023, which is the Closing Date. As of the Closing Date, shareholders will no longer hold shares of the Target Fund.

Why is the Reorganization being proposed?

Cambiar Investors, LLC (“Cambiar”), the investment adviser to the Target Fund, believes that the proposed Reorganization is in the best interests of the Target Fund and its shareholders, and that it will provide multiple benefits including lower net expenses, additional trading flexibility, increased transparency, and the potential for enhanced tax efficiency.

The investment objective of the Acquiring Fund is the same as the investment objective of the Target Fund, and the investment strategies and policies of the Acquiring Fund and the Target Fund are similar. If the Reorganization is approved, Cambiar will serve as the investment adviser to the Acquiring Fund and the portfolio manager of the Target Fund will serve as the portfolio manager of the Acquiring Fund. The proposed Reorganization is not expected to result in a reduction in the level or quality of services shareholders of the Target Fund currently receive. Shareholders will benefit from a tax-free exchange of their Target Fund shares for Acquiring Fund shares, other than with respect to cash paid in lieu of fractional shares. The proposed Reorganization has been reviewed and approved by the Board. The Board recommends that you vote FOR the proposed Reorganization.

What are some features of ETFs that differ from mutual funds?

The following are some unique features of ETFs as compared to mutual funds:

Transparency. The Acquiring Fund will be an ETF that operates with full transparency with respect to its portfolio holdings. Following the Reorganization, the Acquiring Fund, like other transparent ETFs, will make its portfolio holdings public each day. This holdings information, along with other information about the Acquiring Fund, will be found on the Cambiar website.

Tax Efficiency. Shareholders of the Target Fund are expected to benefit from the potential for greater tax efficiency with the ETF structure. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire and dispose of securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains as the result of the ETF’s portfolio transactions. In contrast, when portfolio securities are sold within a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can create capital gains within the mutual fund that impact all taxable shareholders of the mutual fund.

Sales on an Exchange throughout the Day. ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated NAV per share at the end of the trading day. This means that when a shareholder decides to purchase or sell shares of the ETF, the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade. The market price of the ETF may be higher or lower than the ETF’s NAV per share, and might not be the same as the ETF’s next calculated NAV at the close of the trading day.

Sales only through a Broker. Unlike a mutual fund’s shares, individual shares of ETFs, like the Acquiring Fund, are not purchased or sold at NAV directly with the ETF. Individual Acquiring Fund shares may only be purchased and sold through a broker at market prices. Because ETF shares trade at market prices rather than at NAV, shares of an ETF, like the Acquiring Fund, may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors, rather than an ETF’s NAV, which is calculated at the end of each business day. When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees on many platforms. In addition, a shareholder of an ETF, such as the Acquiring Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Will the portfolio management of the Target Fund change?

No. As stated above, if the Reorganization is approved, Cambiar will serve as the investment adviser to the Acquiring Fund and the same portfolio manager that currently manages the Target Fund will be the portfolio manager of the Acquiring Fund. Cambiar will oversee the investment of the Acquiring Fund’s assets and will supervise the daily business affairs of the Acquiring Fund, subject to the supervision of the Board.

Who will bear the expenses associated with the Reorganization?

The costs of the solicitation related to the Reorganization, including any costs directly associated with preparing, filing, printing, and distributing to the shareholders of the Target Fund all materials relating to this Proxy Statement/Prospectus and soliciting shareholder votes, as well as the conversion costs associated with the Reorganization, will be borne by Cambiar. Neither the Target Fund nor the Acquiring Fund will bear any related costs of the Reorganization. In addition to solicitations through the mail, proxies may be solicited by telephone, internet or personal interview by officers, employees, and agents of the Trust and Cambiar and their respective affiliates, or, if necessary, AST Fund Solutions (“AST”), the Target Fund’s proxy solicitor.

What are the federal income tax consequences of the Reorganization?

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes and the Target Fund anticipates receiving a legal opinion to that effect, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position. Provided the Reorganization is so treated, shareholders of the Target Fund will recognize no gain or loss for federal income tax purposes upon the exchange of all of their shares in the Target Fund for shares in the Acquiring Fund, other than with respect to cash paid in lieu of fractional shares. Shareholders should consult their tax adviser about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Proxy Statement/Prospectus relates only to the federal income tax consequences of the Reorganization.

In addition, the tax basis and holding period of a shareholder’s Target Fund shares are expected to carry over to the Acquiring Fund shares the shareholder receives in the Reorganization. At any time prior to the consummation of the Reorganization, Target Fund shareholders may redeem their Target Fund shares. Redemption of shares either before or after the Reorganization will generally result in the recognition of gain or loss to such shareholders for U.S. federal income tax purposes.

For more detailed information about the tax consequences of the Reorganization, please refer to the “Federal Income Tax Consequences of the Reorganization” section below.

Has the Board approved the proposed Reorganization?

Yes. The Board has approved the Reorganization and the Plan and recommends that you vote to approve the Plan. The Trustees believe that the proposed Reorganization is in the best interests of the Target Fund and its shareholders, and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization.

As described in more detail below, Cambiar and the Board have engaged in discussions regarding how to pursue the best interests of the Target Fund and its shareholders. Cambiar proposed that the Board approve the Reorganization in light of a number of factors, including the current asset size of the Target Fund and the benefits of the ETF structure, which Cambiar believes will better serve the interests of Target Fund shareholders. For information regarding the specific factors that were considered by the Trustees, please refer to the section below entitled “Board considerations.”

How will the number of shares of the Acquiring Fund that I will receive be determined?

As a Target Fund shareholder, you will receive your pro rata share of the Acquiring Fund shares received by the Target Fund in the Reorganization and cash in lieu of any fractional shares of the Acquiring Fund. The Acquiring Fund does not issue fractional interests. The number of shares that the Target Fund’s shareholders will receive will be based on the relative NAVs of the Target Fund and the Acquiring Fund as of the regular close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 pm Eastern Time) on the business day immediately preceding the Closing Date. The Target Fund’s assets will be valued pursuant to the Trust’s valuation procedures. The total value of your holdings is not expected to change as a result of the Reorganization because both Funds utilize the same procedures for valuing portfolio securities.

How do the fees of the Acquiring Fund compare to those of the Target Fund?

As a result of the proposed Reorganization, shareholders of the Target Fund can expect to experience lower expenses as a percentage of average daily net assets as shareholders in the Acquiring Fund after the Reorganization. The investment advisory fee of the Acquiring Fund is lower than the investment advisory fee of the Target Fund. Specifically, as discussed further below, Cambiar is entitled to receive an annual investment advisory fee of 0.90% and 0.59% (calculated daily and paid monthly as a percentage of average daily net assets) for the Target Fund and Acquiring Fund, respectively. In addition, unlike in the case of the Target Fund, the investment advisory fee paid by the Acquiring Fund to Cambiar covers all of the operating expenses of the Acquiring Fund, except for interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, non-routine expenses and the management fee payable to Cambiar under the investment advisory agreement (“Excluded Acquiring Fund Expenses”). Accordingly, the total expense ratio is expected to be lower for shareholders of the Acquiring Fund after the Reorganization as compared to shareholders of the Target Fund.

For more details, please see “Comparison of Fee Tables” and “Comparison of Investment Advisers and Other Service Providers” below.

Will I have to pay any redemption fees in connection with the Reorganization?

No. You will not have to pay any redemption fees in connection with the Reorganization, which means that the aggregate value of Acquiring Fund shares issued to you with respect to the Reorganization will be equal to the aggregate value of the Target Fund shares you own immediately prior to the Reorganization, not including fractional shares for which you will receive cash in lieu of fractional Acquiring Fund Shares. Please see the sections entitled “Comparison of Fee Tables,” “Comparison of Share Classes and Distribution Arrangements” and “Comparison of Eligibility, Purchase, Redemption and Exchange Procedures” below for more information.

How do the share purchase and redemption procedures of the Acquiring Fund compare to those of the Target Fund?

They are different given the Acquiring Fund’s ETF structure. As a shareholder of the Target Fund, you can only purchase or redeem your shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund, subject to any applicable sales charges and fees.

Individual Acquiring Fund shares may only be purchased and sold on the secondary market through a broker at market prices. When you buy or sell shares of the Acquiring Fund through a broker, you may incur a brokerage commission or other charges imposed by the broker.

Investor Class Shares of the Target Fund are subject to a maximum shareholder servicing fee of 0.25%. The Acquiring Fund’s share are not subject to a shareholder servicing fee. However, the Board has approved for the Acquiring Fund a maximum 0.25% distribution and/or servicing fee pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Fee”). Acquiring Fund shares will not be subject to the Rule 12b-1 Fee when the Acquiring Fund commences operation in connection with the Reorganization, and there is no current intention to impose the Rule 12b-1 Fee.

Please see the “Comparison of Eligibility, Purchase, Redemption and Exchange Procedures” section below.

Are the investment objectives and strategies of the Acquiring Fund similar to the investment objectives and strategies of the Target Fund?

The investment objectives of the Target Fund and the Acquiring Fund are the same, and the investment strategies and policies of the Funds are similar.

Like the Target Fund, the Acquiring Fund will invest in large capitalization domestic securities, but with a greater focus than the Target Fund. The Acquiring Fund will also, like the Target Fund, invest in the securities of foreign companies, including emerging market securities, but Cambiar expects the Acquiring Fund to do so to a lesser degree. Additionally, the Target Fund has occasionally allocated assets to certain types of derivatives, mostly options and swaps. The Acquiring Fund will retain the flexibility to invest in derivatives but expects to invest in these instruments to an even lesser degree than the Target Fund.

For a detailed comparison of each Target and Acquiring Fund’s investment objectives and strategies, see the section below entitled “Comparison of Investment Objectives, Strategies and Risks.”

Do the fundamental investment and non-fundamental policies differ between the Target Fund and the Acquiring Fund?

The fundamental investment policies of the Target Fund and the Acquiring Fund are similar to one another, and include investment policies required by the Investment Company Act of 1940, as amended (the “1940 Act”). Cambiar believes that any differences between the policies will not affect the way in which the Acquiring Fund will be managed as compared to how the Target Fund has been managed historically.

For more information about the Funds’ fundamental and non-fundamental investment policies, see the section below entitled “Comparison of Fundamental and Non-Fundamental Investment policies.”

Do the principal risks associated with investments in the Target Fund differ from the principal risks associated with investments in the Acquiring Fund?

The principal risks of the Target Fund are similar to those of the Acquiring Fund. As a shareholder of the Acquiring Fund you will also be subject to risks related to the Acquiring Fund’s ETF structure. For example, you will be subject to the risk that shares of your Acquiring Fund will trade at market prices that are above (premium) or below (discount) the Acquiring Fund’s NAV. You will also be subject to the risk that the Acquiring Fund’s “authorized participants,” which are the only entities that are permitted to engage in creation or redemption transactions directly with the Acquiring Fund, do not engage in such transactions, which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting. For a detailed comparison of each Fund’s principal risks, see the section below entitled “Comparison of Investment Objectives, Strategies and Risks.”

How many votes am I entitled to cast?

As a shareholder of the Target Fund, you are entitled to one vote for each whole share, and a proportionate fractional vote for each fractional share, that you own of the Target Fund on the record date. The record date is December 5, 2022 (the “Record Date”). Completion of the Reorganization is conditioned on the approval of the Reorganization by the Target Fund’s shareholders.

How do I vote my shares?

You can vote your shares in person at the Special Meeting or by completing and signing the enclosed Proxy Card and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your Proxy Card and following the recorded instructions or by Internet by going to the website printed on your Proxy Card and following the instructions. If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call the number provided on the Proxy Card included with this Combined Proxy Statement/Prospectus.

What are the quorum and approval requirements for the Reorganization?

Holders of a majority of the shares of the Target Fund entitled to vote as of the Record Date, and who are present in person or by proxy at the Special Meeting, shall constitute a quorum for the purpose of voting on the Proposal with respect to the Target Fund. Approval of the Reorganization requires the affirmative vote of 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Target Fund, whichever is less (a “1940 Act Majority”).

What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled Meeting date?

If there are not sufficient votes to approve the Proposal or constitute a quorum by the time of the Special Meeting, the Special Meeting may be postponed or adjourned from time to time to permit further solicitation of proxy votes. To facilitate the receipt of a sufficient number of votes, we may need to take additional action. AST, a proxy solicitation firm, or other persons who are affiliated with Cambiar, the Trust or their respective affiliates, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed Proxy Statement/Prospectus and the other materials to avoid additional mailings or telephone calls.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

What happens if the Reorganization is not approved by the Target Fund’s shareholders?

If the shareholders of the Target Fund do not approve the Reorganization, the Board will consider other alternatives.

Important Notice About Your Target Fund Account – Questions and Answers

This section contains a brief Q&A which provides information for you to determine if you need to take action with respect to your shareholder account prior to the Reorganization.

What do I need to do about my account prior to the Reorganization?

The following provides information to determine whether you will need to take action prior to the Reorganization with respect to your Target Fund shares based on the characteristics of the account(s) that holds your shares. If the Reorganization is approved, your Target Fund shares will be converted into Acquiring Fund shares, and there is no option to retain your current position in the Target Fund.

Accounts that Require No Action

If you hold your shares of the Target Fund in a brokerage account that permits you to purchase securities traded in the stock market, such as common stocks and ETFs, then you do not need to take any action with respect to your account prior to the Reorganization to receive ETF shares of the Acquiring Fund.

Accounts that Require Action

Fund Direct Accounts—If you hold your shares of the Target Fund in an account directly with the Target Fund at the Target Fund’s transfer agent, DST Systems, Inc. (“DST”), you should transfer your shares of the Target Fund to a brokerage account that can accept ETF shares of the Acquiring Fund prior to the Reorganization. You have a fund direct account if you receive quarterly account statements directly from the Target Fund and not from a third-party broker-dealer.

Non-Accommodating Brokerage Accounts—If you hold your shares of the Target Fund in a brokerage account that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares.

Non-Accommodating Retirement Accounts—If you hold your shares of the Target Fund through a group retirement plan whose plan sponsor does not have the ability to hold ETF shares of the Acquiring Fund on its platform, you may need to redeem your shares prior to the Reorganization or your financial intermediary may transfer your investment to a different investment option prior to the Reorganization.

If you are unsure about the ability of your account to accept ETF shares, contact your financial advisor or other financial intermediary.

How do I transfer my Target Fund shares from a Transfer Agent Account to a brokerage account that accepts ETF shares?

Transferring your shares from the Target Fund’s transfer agent to a brokerage account should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Target Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept ETF shares. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Target Fund. Your broker will require your account number with the Target Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

How do I transfer my Target Fund Shares from a Non-Accommodating Brokerage Account to a Brokerage Account that accepts ETF shares?

The broker where you hold the Target Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

What will happen if I don’t have a Brokerage Account that can accept ETF shares at the time of the Reorganization?

It is anticipated that if Target Fund shares are held in an account that cannot accept ETF shares at the time of the Reorganization, the Acquiring Fund shares received in the Reorganization will be held by a stock transfer agent designated by the Acquiring Fund until either the shareholder identifies a qualifying brokerage account into which the shares can be transferred or a pre-determined period of time expires. If Acquiring Fund shares are not transferred into a brokerage account within a specified period of time from the date of the Reorganization, the Acquiring Fund shares will be converted to cash and the cash proceeds sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion of Acquiring Fund shares to cash may be subject to fees and expenses and will be a taxable event.

What if I don’t want to hold shares of the Acquiring Fund?

If you don’t want to receive ETF shares of the Acquiring Fund in connection with the Reorganization, you may redeem your shares of the Target Fund prior to the Reorganization. The last day to redeem your shares of the Target Fund is [February 9, 2023]. Regardless of whether you want to receive ETF shares of the Acquiring Fund in connection with the Reorganization, we encourage you to vote.

Comparison of the Target Fund and the Acquiring Fund

Comparison of Fee Tables

The tables below compare the redemption fees, management fees and expense ratios of the Target Fund with the Acquiring Fund and the estimated expenses that the Acquiring Fund expects to bear following the Reorganization. Annual fund operating expenses are paid by each Fund. They include management fees, administrative costs and shareholder servicing fees, including pricing and custody services. For the Acquiring Fund, annual fund operating expenses (and related Expense Examples) are presented on a pro forma combined basis after giving effect to the Reorganization. A shareholder may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

The annual fund operating expenses shown in the tables below are annualized based on expenses for the six-month semi-annual period ended April 30, 2022 for the Target Fund. The numbers provided in the following expense tables and examples for the Acquiring Fund are estimates because the Fund has not commenced operations as of the date of this Proxy Statement/Prospectus. As such, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Target Fund	Acquiring Fund
	Cambiar Aggressive Value Fund (Target Fund)	Cambiar Aggressive Value ETF (Acquiring Fund), Pro Forma

Shareholder Fees (fees paid directly from your account)
Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	2.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fee	0.90%	0.59%
Other Expenses	0.34%	0.00%[1,2]
Shareholder Servicing Fees	0.06%	None
Other Operating Expenses	0.28%	0.00%
Total Annual Fund Operating Expenses	1.24%	0.59%
Less Fee Reductions and/or Expense Reimbursements	(0.23)%[3]	None
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.01%	0.59%

[1]	Pursuant to the Investment Advisory Agreement, Cambiar pays all of the operating expenses of the Acquiring Fund, except for Excluded Acquiring Fund Expenses.

[2]	“Other Expenses” are based on estimated amounts for the current fiscal year.

[3]	Cambiar has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding any class-specific expenses (including shareholder servicing fees), interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Target Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.95% of the average daily net assets of the Target Fund’s Investor Class Shares until March 1, 2023 (the “Expense Limitation”). In addition, Cambiar may receive from the Target Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the Expense Limitation to recoup all or a portion of the fees waived or reduced or other payments remitted by Cambiar during the rolling three-year period preceding the date of the reimbursement if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the Expense Limitation (i) at the time of the fee waiver or expense payment; and (ii) at the time of the reimbursement. This Agreement may be terminated: (i) by the Board of the Trust for any reason at any time; or (ii) by Cambiar, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 1, 2023. This Agreement automatically terminates upon the termination of the investment advisory agreement.

Expense Examples

The following Examples are intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in the Acquiring Fund on a pro forma basis, and allow you to compare these costs with the cost of investing in other funds.

The Examples assume that you invest $10,000 in the Target Fund’s Investor Class Shares or the Acquiring Fund for the time periods indicated and then redeem all of your investment at the end of those periods. The Examples also assume that your investment has a 5% return each year and that a Fund’s operating expenses (including, with respect to the Target Fund, capped expenses for the period described above) remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

Cambiar Aggressive Value Fund (Target Fund)
1 Year	3 Years	5 Years	10 Years
$120	$387	$675	$1,495

Cambiar Aggressive Value ETF (Acquiring Fund) Pro Forma
1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

The projected post-Reorganization pro forma combined Annual Fund Operating Expenses and Expense Examples presented above are based on numerous material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, such as the future level of the Acquiring Fund’s assets. Those factors are beyond the control of the Acquiring Fund and Cambiar. The information in the previous tables should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown and may change.

If the Reorganization is approved, the resulting combined Fund will retain the Acquiring Fund’s expense structure.

Comparison of Investment Objectives, Strategies and Risks

Investment Objectives and Strategies

The following summarizes the investment objectives, strategies and risks of the Target Fund and the Acquiring Fund. Further information about the Target Fund’s investment objective, strategies and risks are contained in the Target Fund Prospectus and SAI, which are on file with the SEC. Further information about the Acquiring Fund’s investment objective, strategies and risks are contained in the Acquiring Fund Prospectus and SAI, which are on file with the SEC.

The Acquiring Fund is expected to utilize similar principal investment strategies as the Target Fund, with the primary differences being that the Acquiring Fund currently intends to focus on large capitalization U.S. equity securities to a greater degree than the Target Fund and invest in non-U.S. securities and derivatives to a lesser degree than the Target Fund.

	Cambiar Aggressive Value Fund (Target Fund)	Cambiar Aggressive Value ETF (Acquiring Fund)
Investment Objectives	Both Funds seek long-term capital appreciation.
Principal Investment Strategies	Under normal circumstances, the Target Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies located throughout the world. For purposes of this policy, equity securities include common stocks and derivative instruments with economic characteristics similar to equity securities. The Target Fund may also sell securities short. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.	Under normal circumstances, the Acquiring Fund primarily invests in equity securities of companies located in the United States.
	The equity securities in which the Target Fund invests are primarily common stocks and the Target Fund is generally unconstrained by any particular country, region, sector or market capitalization.	The equity securities in which the Acquiring Fund invests are primarily common stocks and the Acquiring Fund, while typically focusing on large capitalization U.S. investments, is generally unconstrained by market capitalization or sector.
	The Target Fund invests a portion of its assets in the securities of foreign companies.	The Acquiring Fund may periodically invest a portion of its assets in the equity securities of foreign companies.
Both Funds may consider a company to be a “foreign company” if: (i) 50% of the company’s assets are located outside of the United States; or (ii) 50% of the company’s revenues are generated outside of the United States; or (iii) the company is domiciled or doing a substantial amount of business outside of the United States. Both Funds may invest in securities of companies in “emerging market” countries.
Both Funds may purchase ADRs, rather than foreign shares that are traded on foreign exchanges, because the ADRs have greater liquidity or for other reasons.
Both Funds may occasionally include derivative instruments and short positions. The derivative instruments in which the Funds invest will typically be call options, put options and swaps. To the extent the Funds invest in derivatives, those instruments will primarily be intended to hedge against the risk of unfavorable price movements in the underlying instruments, to increase long exposure to underlying instruments, to provide short exposure, to manage cash flows or currency exposure, or for other purposes.

In constructing each Fund’s portfolio, Cambiar uses a fundamental, relative value investment approach. Companies generally need to satisfy Cambiar’s criteria on four levels: quality, valuation, value creation/catalyst, and risk-reward criteria.

Quality – Cambiar’s analysts seek companies that are best-of-breed operators within their industries. Eligible businesses for the portfolio are evaluated based on the following characteristics:

• Management – Management teams should have a track record of success that has benefitted not just public shareholders such as the Funds, but a wide range of stakeholders, e.g., employees, customers, suppliers.

• Consistent margins – Companies with above average and consistent margins suggest a relatively high value-add product or service and defensible market position.

• Return on invested capital (ROIC) – Demonstrates a pattern of value creation and capital discipline.

• Low leverage – Companies with strong balance sheets do not need to depend on the vagaries of the debt and/or equity markets to sustain their businesses.

• Free cash flow (FCF) – We view FCF to be a better measure of economic value creation versus alternative metrics such as EBITDA or EPS. Free cash flow is less subject to manipulation.

Valuation – Cambiar evaluates broadly accepted and recognized financial measures in gauging valuation. An underlying premise of the Cambiar philosophy is that certain industries tend to follow certain valuation ranges; the market does not randomly value stocks. Our preference is for issuers that appear reasonably valued based on a number of different metrics.

Value Creation/Catalyst – Cambiar’s research process also seeks to identify some form of fundamental positive development(s) that we believe the market is overlooking / underappreciating. Such catalysts may come in varying forms – examples include new product introductions, managerial changes, divestiture of an underperforming division, or simply better financial performance. Valuation, in and of itself, is not a catalyst – there must be some identifiable event that we believe will cause investors to positively reassess the business.

Risk-Reward Criteria – The final criteria is the investment team’s assessment of the issuer’s upside potential: companies entering the portfolio should possess the potential for a 3:1 return-to-risk requirement over a forward 1- to 2-year timeframe. This return can generally be achieved via a combination of multiple expansion and dividend yield. While Cambiar may not achieve this return target over the desired timeframe – or at all – the return requirement is intended to channel research efforts toward those situations that appear to offer the most compelling risk/return tradeoffs.

Both Funds typically invest in portfolios of 20-30 issuers that Cambiar believes represent the best opportunities for long-term capital appreciation. Each Fund is considered to be non-diversified, and may invest a significant portion of its assets in a relatively small number of issuers.

Cambiar constructs each Fund’s portfolio on a security-by-security basis, with the goal of building a portfolio that strikes a balance between Cambiar’s conviction in an investment and portfolio diversification. Cambiar seeks to manage each Fund’s risk through its research process as well as limits on individual position sizes and allocations to an economic sector or individual country.

For each Fund, Cambiar will consider liquidating or reducing its investment in a company if: (a) the investment thesis is realized and the stock reaches its price target, (b) the stock price increases disproportionately relative to actual company developments, (c) any applicable position size, country or sector limits are reached, or (d) there is a negative change in fundamentals, or the investment thesis fails to develop as expected. Cambiar will not sell a stock simply because of a decline in price, and may add to the position if the investment thesis remains intact.
The Target Fund may buy and sell investments frequently in seeking to achieve its objective.	No corresponding strategy.

Investment Risks

The principal risks of investments in the Target Fund and Acquiring Fund are similar, although the Acquiring Fund is subject to the following risks specific to operating as an ETF to which the Target Fund is not: Trading Risk and Limited Authorized Participants, Market Makers and Liquidity Providers Risk. The Acquiring Fund also does not view Portfolio Turnover Risk as a principal risk because it operates as an ETF, whereas the Target Fund discloses Portfolio Turnover Risk as a principal risk. The other principal risks of the Target Fund are generally the same as those of the Acquiring Fund, although they may be described differently in the Acquiring Fund Prospectus. The following section describes the principal risks of investing in the Funds.

Target Fund	Acquiring Fund

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate significantly from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies, and hence, the Fund, may suffer a decline in response. Portfolio securities may be traded over-the-counter or listed on an exchange.

A number of factors can affect financial markets generally, which in turn, can impact the value of the Fund’s investments. Economic considerations such as GDP growth, inflation, monetary and fiscal policy, barriers to capital formation and reinvestment, market instability, and budgetary deficits are key considerations in how overall markets perform. Political factors, including elections and political instability and unrest, foreign or domestic, can affect the extent to which investors choose to participate in financial markets. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseeable ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate significantly from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies, and hence, the Fund, may suffer a decline in response. Portfolio securities may be traded over-the-counter or listed on an exchange.

Market Risk – A number of factors can affect financial markets generally, which in turn, can impact the value of the Fund’s investments. Economic considerations such as GDP growth, inflation, interest rates, monetary and fiscal policy, barriers to capital formation and reinvestment, market instability, and budgetary deficits are key considerations in how overall markets perform. Political factors, including elections and political instability and unrest, foreign or domestic, can affect the extent to which investors choose to participate in financial markets. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseeable ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Because the Fund invests in foreign securities, including securities denominated in foreign currencies and American Depositary Receipts (“ADRs”), it will be subject to certain risks not typically associated with domestic securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States, because of, among other things, unstable political and economic conditions, sovereign solvency considerations, and less developed and more thinly-traded securities markets. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the types of regulatory controls imposed on U.S. issuers and, as a consequence, there is often less publicly available information about foreign companies than is available about domestic companies. Income from foreign securities owned by the Fund are often reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. Although ADRs and other depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are subject to many of the risks associated with investing directly in foreign securities.

Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity, significant price volatility, restrictions on foreign investment, and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign Company Risk – Because the Fund can invest in foreign securities, including American Depositary Receipts (“ADRs”) and securities denominated in foreign currencies, it will be subject to certain risks not typically associated with domestic securities. ADRs and other depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, and are subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States, because of, among other things, unstable political and economic conditions, sovereign solvency considerations, and less developed and more thinly-traded securities markets. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your investment in the Fund.

Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the types of regulatory controls imposed on U.S. issuers and, as a consequence, there is often less publicly available information about foreign companies than is available about domestic companies. Income from foreign securities owned by the Fund are often reduced by a withholding tax at the source, which reduces income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Emerging Markets Risk – Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity, significant price volatility, restrictions on foreign investment, and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of the Fund’s assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

The Fund’s use of derivatives, including options and swaps, is subject to market risk, leverage risk, correlation risk, liquidity risk, counterparty risk, valuation risk and hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate closely or at all with the underlying asset, rate or index. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and at the price that the Fund would like, which may result in the Fund accepting a lower price to sell the derivative, selling other assets to raise cash or giving up another investment opportunity, any of which could have a negative effect on the Fund’s management or performance. Counterparty risk is the risk that the counterparty to a derivative contract will default or otherwise fail to honor its financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Hedging risk is the risk that derivatives instruments used for hedging purposes may not be effective in hedging the intended risk, may not be in place at the appropriate time to hedge the intended risk or may limit any potential gain that may result from the increase in value of the hedged asset. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Foreign Currency Risk – Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars. The value of the Fund’s assets measured in U.S. dollars can also be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance.

Derivatives Risk – The Fund’s use of derivatives, including options and swaps, is subject to market risk, leverage risk, correlation risk, liquidity risk, counterparty risk, valuation risk and hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate closely or at all with the underlying asset, rate or index. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and at the price that the Fund would like, which may result in the Fund accepting a lower price to sell the derivative, selling other assets to raise cash or giving up another investment opportunity, any of which could have a negative effect on the Fund’s management or performance. Counterparty risk is the risk that the counterparty to a derivative contract will default or otherwise fail to honor its financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Hedging risk is the risk that derivatives instruments used for hedging purposes may not be effective in hedging the intended risk, may not be in place at the appropriate time to hedge the intended risk or may limit any potential gain that may result from the increase in value of the hedged asset. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

The Fund may seek to increase returns and reduce risk by using short sales or financial derivatives such as options. Short sales will cause the Fund to lose money if the value of a security sold short rises. When the Fund sells securities “short,” the Fund may be subject to substantially higher risks and greater volatility. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss, although the Fund may be able to limit any such losses by purchasing the security sold short, albeit at a higher price. Short sales can also be used as a hedge and therefore lower the overall risk of the Fund.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, the Fund may be more susceptible to a single adverse corporate, economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund pursues a “value style” of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for meeting or exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds or market benchmarks. In addition, “value stocks” can continue to be undervalued by the market for long periods of time, and may never achieve the Adviser’s expected valuation.

Due to its investment strategy, the Fund may have a higher turnover rate than other mutual funds since it may buy and sell securities more frequently than other mutual funds. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders in taxable accounts generally pay taxes on such capital gains. In addition, the use of short sales may cause the Fund to have higher expenses (especially interest on borrowings and dividend expenses) than those of other equity mutual funds that do not engage in short sales.

Short Sales Risk – The Fund may seek to increase returns and reduce risk by using short sales or financial derivatives such as options. Short sales will cause the Fund to lose money if the value of a security sold short rises. When the Fund sells securities “short,” the Fund may be subject to substantially higher risks and greater volatility. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss, although the Fund may be able to limit any such losses by purchasing the security sold short, albeit at a higher price. Short sales can also be used as a hedge and therefore lower the overall risk of the Fund. In addition, the use of short sales may cause the Fund to have higher expenses (especially interest on borrowings and dividend expenses) than those of other equity funds that do not engage in short sales.

Non-Diversification Risk – The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, the Fund may be more susceptible to a single adverse corporate, economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Value Investing Risk – The Fund pursues a “value style” of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for meeting or exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds or market benchmarks. In addition, “value stocks” can continue to be undervalued by the market for long periods of time, and may never achieve the Adviser’s expected valuation.

ETF Risks – The Fund is an exchange-traded fund (“ETF”) and, as a result of this structure, it is exposed to the following risks:

· Trading Risk – Shares of the Fund may trade on the Exchange above (premium) or below (discount) their net asset value (“NAV”). In stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may increase the variance between the market price of the Fund shares and the value of its underlying holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for Fund shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

· Limited Authorized Participants, Market Makers and Liquidity Providers Risk – As the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. Retail investors cannot transact directly with the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace to transact in Fund shares. As a result of these and other considerations, Fund shares may trade at a material discount to NAV. In addition, the Fund may face possible delisting if: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Comparison of Fundamental and Non-Fundamental Investment Policies

Fundamental Investment Policies

As required by the 1940 Act, the Trust, on behalf of its respective series, has adopted certain fundamental investment policies, set forth below, which are substantially similar. Fundamental investment policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund. The fundamental and non-fundamental investment policies of the Target Fund and the Acquiring Fund are substantially similar. Cambiar does not believe that any differences in the description of the Funds’ fundamental investment restrictions will result in any differences in the way that the Funds are managed.

	Cambiar Aggressive Value Fund (Target Fund)	Cambiar Aggressive Value ETF (Acquiring Fund)
	The Target Fund:	The Acquiring Fund:
Industry Concentration

May not concentrate (invest 25% of its assets) its investments in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

May not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.
Borrowing and Senior Securities

May not borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Prospectus and SAI as they may be amended from time to time.

May not issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

May borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
Lending	May not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.	May make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
Commodities and Real Estate

May not purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a Commodity Pool Operator under the Commodity Exchange Act.

May not purchase or sell real estate, except: (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction; (2) that the Fund may invest in securities of issuers that deal or invest in real estate; and (3) that the Fund may purchase securities secured by real estate or interests therein.

May purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Underwriting	May not underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (“1933 Act”) in connection with the purchase or sale of its portfolio securities.	May underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Investment Policies

The following are the non-fundamental investment policies of the Target Fund and the Acquiring Fund, which may be changed by the relevant Fund’s Board without shareholder approval.

	Cambiar Aggressive Value Fund (Target Fund)	Cambiar Aggressive Value ETF (Acquiring Fund)
	The Target Fund:	The Acquiring Fund:
Illiquid Securities	May hold illiquid and restricted securities to the extent permitted by applicable law. The Fund intends to follow the rules under the 1940 Act and the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including: (1) treating as illiquid any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment; and (2) not acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.	No stated policy.
Borrowing and Senior Securities	May not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies which require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. To the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before the Fund makes additional investments; and (ii) asset coverage of at least 300% is required.	No stated policy.
80% Investment Strategy	May not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located throughout the world without 60 days’ prior written notice to shareholders.	No stated policy.

Short Sales	May sell securities short and engage in short sales “against the box.”	No stated policy.
Commodities and Real Estate	Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts (“REITs”)), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.	May not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things, purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).
Lending	May lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund’s total assets taken at market value. In addition, the Fund must receive at least 100% collateral.	No stated policy.
Purchase Securities on Margin	May not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.	No stated policy.
When-Issued, Delayed Delivery or Forward-Commitment	May purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.	No stated policy.
Foreign Currency	May purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.	No stated policy.
Foreign Issuers	May invest in the securities of foreign issuers.	No stated policy.
Investment Companies

May purchase shares of other investment companies to the extent permitted by applicable law.

May, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

No stated policy.
Covered Call	May write covered call options and may buy and sell put and call options.	No stated policy.
Repurchase Agreements	May enter into repurchase agreements.	No stated policy.
Swap Transactions	May enter into swap transactions.	No stated policy.

Further information about the Target Fund’s fundamental and non-fundamental investment restrictions is contained in the Target Fund’s SAI, which is on file with the SEC. Further information about the Acquiring Fund’s fundamental and non-fundamental investment restrictions is contained in the Acquiring Fund SAI.

Comparison of Portfolio Turnover

The Target Fund’s portfolio turnover for its most recent fiscal year ended October 31, 2021 was 112% of the average value of its portfolio. The Acquiring Fund has not commenced operations as of the date of this Proxy Statement/Prospectus. The Acquiring Fund does not expect to engage in frequent trading to achieve its principal investment strategy. Active and frequent trading in a Fund’s portfolio may lead to the realization and distribution to shareholders of higher capital gains, which would increase the shareholders’ tax liability. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

Comparison of Portfolio Holdings Disclosure Policies

Shareholders will gain the benefit of full daily transparency into the underlying portfolio holdings of the Acquiring Fund. Currently, the Target Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Target Fund discloses a complete or summary schedule of investments (which includes the Fund’s 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund’s NAV (“Summary Schedule”)) in its Semi-Annual and Annual Reports which are distributed to Target Fund shareholders. The Target Fund’s complete schedule of investments following the first and third fiscal quarters are available in quarterly holdings reports filed with the SEC as exhibits to Form N-PORT, and the Target Fund’s complete schedule of investments following the second and fourth fiscal quarters are available in shareholder reports filed with the SEC on Form N-CSR. The Target Fund also generally posts a detailed list of portfolio holdings as of the most recent calendar month end, 30 days after the end of that calendar month. Following the Reorganization, however, the Acquiring Fund will provide its complete portfolio holdings on cambiar.com on each business day prior to the opening of regular trading on the listing exchange.

Comparison of Fund Performance

If the Reorganization is approved, the Acquiring Fund will be continuing the performance history of the Target Fund. The Acquiring Fund does not have performance history because it has not yet commenced operations as of the date of this Proxy Statement/Prospectus. For more information about performance, see the “Performance” section of the Target Fund Prospectus, which is incorporated herein by reference.

Comparison of Investment Advisers and Other Service Providers

Investment Adviser

Cambiar Investors, LLC, a Delaware limited liability company located at 200 Columbine Street, Suite 800, Denver, Colorado 80206, serves as the investment adviser to each of the Funds. As of December 31, 2021, Cambiar had approximately $5.7 billion in assets under management.

For its services as investment adviser, Cambiar is entitled to receive the following annual investment advisory fees, calculated daily and paid monthly as a percentage of average daily net assets:

Target Fund Annual Advisory Fee (as a % of Average Daily Net Assets)	Acquiring Fund Annual Advisory Fee (as a % of Average Daily Net Assets)
0.90%	0.59%

Pursuant to the Investment Advisory Agreement between the Trust and Cambiar with respect to the Acquiring Fund, and subject to the general supervision of the Board, Cambiar provides or causes to be furnished, all supervisory and other services reasonably necessary for the operation of the Acquiring Fund and also bears the Acquiring Fund’s operating expenses, except for Excluded Acquiring Fund Expenses.

Portfolio Manager

Brian M. Barish, CFA, the portfolio manager for the Target Fund, will serve as the portfolio manager of the Acquiring Fund if the Reorganization is approved. Brian M. Barish, CFA, President, Chief Investment Officer, joined Cambiar in 1997 and has over 33 years of investment experience. He serves as the Lead Manager of the Target Fund. Prior to joining Cambiar, Mr. Barish served as Director of Emerging Markets Research for Lazard Freres & Co., a New York based investment bank. He has also served as a securities analyst with Bear, Stearns & Co. and Arnhold and S. Bleichroeder, a New York based research firm. Mr. Barish received a BA in Economics and Philosophy from the University of California, Berkeley, and holds the Chartered Financial Analyst designation.

For more information about the management of the Target Fund and Acquiring Fund, please refer to the “Investment Adviser” and “Fund Management” sections of the Target Fund Prospectus and Acquiring Fund Prospectus, and to the “Investment Advisory and Other Services” and “Portfolio Managers” sections of the Target Fund SAI and Acquiring Fund SAI. . A discussion regarding the basis for the Board’s approval of the investment advisory agreement for the Target Fund may be found in the Target Fund’s October 31, 2021 annual report to shareholders. A discussion regarding the basis for the Acquiring Fund Board’s approval of the investment advisory agreement for the Acquiring Fund will be available in the Acquiring Fund’s first annual or semiannual report to shareholders following commencement of operations.

Management Services. Subject to the approval of the Board, Cambiar is responsible for establishing the investment policies, strategies and guidelines for the Acquiring Fund, and for recommending modifications to those policies, strategies and guidelines whenever Cambiar deems modifications to be necessary or appropriate. Cambiar is also responsible for providing investment research, and advice, and for furnishing continuously an investment program for the Acquiring Fund consistent with the investment objectives and policies of the Acquiring Fund.

Custodian

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302 serves as the custodian of the Target Fund. Brown Brothers Harriman & Co. (“BBH”), 40 Water Street, Boston, Massachusetts 02109, serves as the custodian of the Acquiring Fund.

Administrator

SEI Investments Global Funds Services (“SEI”), a Delaware statutory trust, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the administrator of the Target Fund and the Acquiring Fund. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in SEI. SEI provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

Transfer Agent

DST Systems, Inc., located at 333 West 11th Street, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Target Fund. BBH serves as the transfer agent of the Acquiring Fund.

Independent Registered Public Accounting Firm

Ernst & Young, LLP, located at One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Target Fund and the Acquiring Fund.

Comparison of Share Classes and Distribution Arrangements

Target Fund shareholders will receive shares of the Acquiring Fund in connection with the Reorganization as described below. The following section describes the different distribution arrangements and eligibility requirements of the Funds.

Distribution of Target Fund and Acquiring Fund shares

SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments and an affiliate of SEI Investments Global Funds Services, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, acts as the principal underwriter and distributor of the shares of the Target Fund and Acquiring Fund pursuant to a written agreement.

Class Structure

Although the Target Fund operates in a multiple class structure, it currently offers only one class of shares: Investor Class Shares. The Acquiring Fund, by virtue of operating in an ETF structure, will not offer multiple share classes.

The eligibility requirements and distribution and service fees of the Target Fund and Acquiring Fund are further described, and the material differences are highlighted, in the following sub-sections.

Distribution Plans and Service Plans. The Target Fund has adopted a shareholder servicing plan but has not adopted a distribution plan under Rule 12b-1 under the 1940 Act. The Acquiring Fund has adopted a distribution plan under Rule 12b-1 under the 1940 Act.

The Target Fund has adopted a shareholder servicing plan that provides that the Target Fund may pay financial intermediaries for certain shareholder services in an annual amount not to exceed 0.25% based on the Target Fund’s Investor Class Shares’ average daily net assets. The services for which financial intermediaries are compensated under a shareholder servicing plan may include record-keeping, transaction processing for shareholders’ accounts and other non-distribution-related shareholder services.

Under the Acquiring Fund’s plan, the Acquiring Fund is authorized to pay a Rule 12b-1 Fee for the sale, distribution and servicing of shares in an annual amount not to exceed 0.25% of the Acquiring Fund’s net assets. No Rule 12b-1 fees are currently paid by the Acquiring Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Acquiring Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund and may cost you more than certain other types of sales charges.

For more information about the distribution of Fund shares, please refer to the “Payment by the Funds or the Adviser to Financial Intermediaries” section of the Target Fund Prospectus and “Payment by the Fund or the Adviser to Financial Intermediaries” section of the Acquiring Fund Prospectus.

Comparison of Eligibility, Purchase, Redemption and Exchange Procedures

The Target Fund and the Acquiring Fund have different procedures for purchasing and redeeming shares, which are summarized below. The Target Fund Prospectus provides information under the sections entitled “Purchasing and Selling Fund Shares” with respect to the procedures applicable to purchases, exchanges, and sales of the shares of the Target Fund.

Target Fund

The Target Fund’s Investor Class Shares are sold without any sales charges and are available for purchase with a minimum initial investment of $2,500 ($500 for individual retirement accounts and $250 for spousal individual retirement accounts). Thereafter, investments must be at least $100. The Target Fund reserves the right to waive the minimum account balance in its sole discretion. The Target Fund’s Investor Class Shares are also subject to a shareholder servicing fee in an annual amount not to exceed 0.25% based on the average daily net assets of the Target Fund’s Investor Class Shares. Additional information about the eligibility requirements to purchase the Target Fund’s shares is available in its Prospectus, which is incorporated herein by reference.

An investor may purchase shares directly from the Target Fund through its transfer agent or through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers.

Shareholders of the Target Fund may redeem shares, if held directly, on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at Cambiar Aggressive Value Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Cambiar Aggressive Value Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105), by telephone at 1-866-777-8227 or by visiting www.cambiar.com.

If a shareholder of the Target Fund owns shares through an account with a broker or other institution, the shareholder must contact that broker or institution to sell shares. A broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

The Target Fund may suspend the right to sell shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

Additional information relating to redemption fees of the Target Fund is available in its Prospectus. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of the Prospectus.

Additional information regarding the purchase and redemption procedures of the Target Fund is available in its Prospectus. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of the Target Fund Prospectus.

Acquiring Fund

Most investors will buy and sell shares of the Acquiring Fund in secondary market transactions through brokers. Shares of the Acquiring Fund will be listed and traded on the secondary market on NYSE Arca, Inc. The Acquiring Fund itself issues and redeems shares only in Creation Units (typically 10,000 shares) at the NAV per share next determined after receipt of an order from an authorized participant. Authorized participants must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Only authorized participants may acquire shares directly from the Acquiring Fund, and only authorized participants may tender their shares for redemption directly to the Fund, at NAV. Once created, shares trade in the secondary market in quantities less than a Creation Unit.

Secondary market transactions are executed at market prices that may vary throughout the day and may be greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). As a result, you may pay more than NAV when you purchase shares, and receive less than NAV when you sell shares, in the secondary market. If you buy or sell shares in the secondary market, you will generally incur customary brokerage commissions and charges and you may also incur the cost of the spread between the price at which a dealer will buy your shares of the Fund and the somewhat higher price at which a dealer will sell your shares. Due to such commissions and charges and spread costs, frequent trading may detract significantly from investment returns.

The Fund may impose on an authorized participant a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of shares. Information about the procedures regarding creation and redemption of Creation Units and the applicable transaction fees is included in the Acquiring Fund SAI.

The Acquiring Fund does not provide for the exchange of shares.

Investment Minimums

The Target Investor Shares have an initial investment minimum of $2,500 ($500 for individual retirement accounts and $250 for spousal individual retirement accounts). Thereafter, investments must be at least $100. The Acquiring Fund does not have an investment minimum. If you purchase shares through an intermediary, different minimum account requirements may apply.

Frequent or Short-Term Trading Policies

Excessive or short-term trading can disrupt the management of a fund, negatively affect a fund’s performance, and increase expenses for all of a fund’s shareholders. The Acquiring Fund may accommodate frequent transactions in Creation Units by authorized participants and does not place a limit on purchases or redemptions of Creation Units by these market participants. The Acquiring Fund reserves the right, but does not have the obligation, to reject any purchase or redemption transaction from an authorized participant (subject to legal and regulatory limits regarding redemption transactions) at any time. In addition, the Acquiring Fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

The Target Fund has policies and procedures to discourage excessive or short-term trading. Shareholders of the Target Fund are restricted from making more than three “round trips” into or out of the Target Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Target Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Target Fund defines a “round trip” as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund or a redemption out of the Fund followed by a purchase into the Target Fund within a 30-day period, of an amount Cambiar reasonably believes would be harmful or disruptive to the Target Fund. Additionally, the Target Fund charges a redemption fee of 2.00% as a percentage of amount redeemed on redemptions (including exchanges) of shares that have been held for less than 180 days. (Certain platforms and programs through intermediaries may permit these fees to be waived.) The Target Fund also reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Target Fund or Cambiar reasonably believes that the trading activity would be harmful or disruptive to the Target Fund.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Target Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Target Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Target Fund. If the Target Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Target Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Target Fund or its service providers determine that the trading activity of any customer may be detrimental to the Target Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Target Fund by that customer. A further description of the Target Fund’s policies related to deterring excessive short term trading activity can be found in its Prospectus. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of the Target Fund Prospectus.

Comparison of Dividend and Distribution Policies and Fiscal Years

Dividend and Distribution Policies

The Target Fund and Acquiring Fund each distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually.

Additional information regarding the dividend and distribution policies of the Target Fund is available in the Target Fund Prospectus, and additional information regarding the dividend and distribution policies of the Acquiring Fund is available in the Acquiring Fund Prospectus.

Fiscal Year

The Target Fund’s and Acquiring Fund’s fiscal year end is October 31.

Business Structures, Shareholder Rights and Applicable Law

The Target Fund and the Acquiring Fund are each series of the Trust, an open-end investment company organized as a Massachusetts voluntary association (commonly known as a business trust) and governed by its Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-laws (the “Trust Governing Documents”). Copies of these documents are available to shareholders without charge upon written request to the applicable Fund. The Trust also must adhere to the 1940 Act, the rules and regulations promulgated by the Commission thereunder, and any applicable state securities laws. Under the Trust Governing Documents, shareholders of the Acquiring Fund have the same rights as shareholders of the Target Fund, except that shareholders of the Acquiring Fund may only purchase and redeem shares directly with the Acquiring Fund in Creation Units, and thus shareholders that are not or do not act through authorized participants are generally limited to purchasing and selling Acquiring Fund shares in secondary market transactions.

Board Considerations

At a meeting of the Board held on August 16, 2022 (the “August Meeting”), the Board considered the Reorganization, with the advice and assistance of fund counsel and independent legal counsel to the Trustees who are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). In advance of the August Meeting, Cambiar provided background materials, analyses and other information to the Board regarding, among other things, the information discussed below. At the August Meeting, the Board received presentations from Cambiar and reviewed the terms of the Plan, noting that the Reorganization would be submitted to the Target Fund’s shareholders for approval. Cambiar also responded to questions raised by the Board at the August Meeting.

After the Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, the Board, including the Independent Trustees, unanimously approved the Reorganization. The Board, including the Independent Trustees, also unanimously determined that participation by the Target Fund in the Reorganization would be in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization.

In making these determinations, the Board, including all of the Independent Trustees, considered a number of factors, including the potential benefits and costs of the Reorganization to the shareholders of the Target Fund. In its deliberations, the Board did not identify any particular factor or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and individual trustees may have attributed different weights to various factors. These considerations included the following:

•	The Acquiring Fund is expected to have the same investment objective, and similar investment policies, strategies, restrictions and risks as the Target Fund, other than certain principal risks inherent to operating as an ETF.

•	Current shareholders will experience continuity of investment service as Cambiar will serve as the investment adviser to the Acquiring Fund and the portfolio manager of the Target Fund will also serve as the portfolio manager of the Acquiring Fund.

•	Except with respect to cash received in lieu of fractional shares of the Acquiring Fund: (i) shareholders of the Target Fund will become shareholders of the Acquiring Fund without realizing any gain or loss on the transfer of shares for U.S. federal income tax purposes; and (ii) the Reorganization will be tax-free for each of the Target Fund and Acquiring Fund.

•	The Acquiring Fund will have a lower investment advisory fee than the Target Fund, and the estimated total annual fund operating expenses of the Acquiring Fund are expected to be significantly lower than the total annual fund operating expenses of the Investor Class Shares of the Target Fund by virtue of the Acquiring Fund’s unitary management fee structure.

•	Neither the Target Fund nor the Acquiring Fund will bear any costs relating to the Reorganization, except that the Target Fund would be responsible for portfolio repositioning costs, if any, in connection with the Reorganization.

•	Cambiar believes that: (i) the Reorganization will provide the opportunity for asset growth, which could, in turn, potentially provide economies of scale benefits to shareholders of the Acquiring Fund; (ii) converting the Target Fund to an ETF will produce a larger initial asset base relative to other ETF launches that could also provide certain additional benefits, such as attracting more market interest and visibility from brokers and/or market makers, potentially reducing spreads and trading discounts, and certain other benefits associated with a larger market presence; and (iii) the potential tax efficiency of an active ETF over a mutual fund will be more appealing to current and potential investors.

•	The reasonableness of the terms and conditions of the Plan.

•	Because the Acquiring Fund does not issue fractional shares, the Plan provides that Target Fund shareholders will receive the cash value of their fractional Target Fund shares at the NAV of the Target Fund determined on the closing date of the Reorganization, which may be a taxable event for shareholders.

•	Cambiar has represented that: (i) Cambiar is not aware of any issues foreseen by its potential authorized participant partners in the trading of Acquiring Fund shares; and (ii) the Acquiring Fund is expected to trade with bid/ask spreads comparable to similar ETFs in the market.

•	Given the ETF structure under which the Acquiring Fund will operate, it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Acquiring Fund or its shareholders.

The Proposed Reorganization

Agreement and Plan of Reorganization

If approved by shareholders of the Target Fund, the Reorganization of the Target Fund into the Acquiring Fund is expected to take place immediately prior to the open of trading on the New York Stock Exchange on the Closing Date, or such other date as the parties may agree.

The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan. The Plan is attached as Appendix A to this Proxy Statement/Prospectus.

The Plan provides that the Target Fund will convey to the Acquiring Fund all of its properties and assets and all liabilities as of the close of the New York Stock Exchange (normally 4:00 pm Eastern Time) on the business day immediately preceding the Closing Date (the “Valuation Time”). In consideration, the Acquiring Fund will deliver to the Target Fund shares of the Acquiring Fund having an aggregate NAV equal to the aggregate value of the net assets of the Target Fund, as determined pursuant to the terms of the Plan. Target Fund shareholders will receive cash in lieu of fractional Acquiring Fund shares. Immediately after the transfer of its property, assets and existing liabilities, the Target Fund will distribute (a) shares of the Acquiring Fund received by the Target Fund, on a pro rata basis, to holders of each class of shares of the Target Fund and (b) cash to holders of each class of shares of the Target Fund in lieu of fractional Acquiring Fund shares, in redemption of all outstanding shares of the Target Fund and in complete liquidation and termination of the Target Fund. The Acquiring Fund will assume all liabilities of the Target Fund.

At the Valuation Time, the Target Fund’s assets will be valued pursuant to the Trust’s valuation procedures, and, therefore, the net asset value of the shares you hold is not expected to change as a result of the Reorganization.

Shares of the Acquiring Fund will be transferred to each Target Fund shareholder’s brokerage account. It is anticipated that if a shareholder does not hold their shares of the Target Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization, Acquiring Fund shares received in the Reorganization will be held by a stock transfer agent designated by the Acquiring Fund until a brokerage account is identified into which the shares can be transferred. If Acquiring Fund shares are not transferred into a brokerage account within a specified period of time from the date of the Reorganization, the Acquiring Fund shares will be converted to cash and the cash proceeds sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion of Acquiring Fund shares to cash may be subject to fees and expenses and will be a taxable event.

The Plan contains a number of conditions precedent that must occur before the Trust is obligated to proceed with the Reorganization. These include, among others, that: (1) the shareholders of the Target Fund approve the Plan; and (2) the Trust receives from Morgan, Lewis & Bockius LLP the tax opinion discussed below under “Federal Income Tax Consequences of the Reorganization.”

Approval of the Reorganization requires a “1940 Act Majority,” which is the affirmative vote of 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Target Fund, whichever is less. See the section of this Proxy Statement/Prospectus entitled “Voting Information” for more information.

If the Reorganization is approved, Target Fund shareholders who do not wish to have their Target Fund shares exchanged for shares of the Acquiring Fund as part of the Reorganization should consider redeeming their shares prior to the consummation of the Reorganization. If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Description of the Securities to be Issued

Shareholders of the Target Fund will receive shares of the Acquiring Fund in accordance with the procedures provided for in the Plan. The number of shares that the Target Fund’s shareholders will receive will be based on the relative net asset values (“NAVs”) of the Target Fund and the Acquiring Fund as of the Valuation Time. The shares to be issued in connection with the Reorganization will be fully paid and non-assessable and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

Each share of the Acquiring Fund represents an equal proportionate interest with each other share of the Fund. The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholder meeting for the election of Trustees.

Federal Income Tax Consequences of the Reorganization

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

Each Fund has qualified since its inception, or if newly organized, intends to qualify for treatment as a “regulated investment company” under Subchapter M of the Code.

As a condition to Closing, Morgan, Lewis & Bockius LLP will render an opinion to the Target Fund and the Acquiring Fund substantially to the effect that, for federal income tax purposes:

i.	The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Plan, solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

ii.	No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for (a) the Acquiring Fund Shares and (b) the assumption by the Acquiring Fund of all of the Target Fund’s liabilities pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

iii.	No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

iv.	No gain or loss will be recognized by the Target Fund upon the distribution of Acquiring Fund Shares by the Target Fund to shareholders of the Target Fund in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.

v.	The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.

vi.	The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.

vii.	Except with respect to cash received in lieu of fractional Acquiring Fund Shares, no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares solely for the Acquiring Fund Shares pursuant to Section 354(a) of the Code.

viii.	The aggregate tax basis of Acquiring Fund Shares received by a shareholder of the Target Fund will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

ix.	The holding period of the Acquiring Fund Shares received by a shareholder of the Target Fund will include the holding period of the Target Fund Shares exchanged therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

x.	The consummation of the Reorganization will not terminate the taxable year of the Target Fund.

Such opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Fund and the Acquiring Fund upon which Morgan, Lewis & Bockius LLP will rely in rendering its opinion. Such opinion of counsel may state that no opinion is expressed as to any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Such opinion will be conditioned upon the performance by the Target Fund and the Acquiring Fund of their respective undertakings in the Plan and upon the representation letters provided by officers of the Funds to Morgan, Lewis & Bockius LLP. A copy of the opinion will be filed with the SEC and will be available for public inspection.

Neither the Target Fund nor the Acquiring Fund has requested or will request an advance ruling from the IRS as to the U.S. federal tax consequences of the Reorganization. Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

The tax attributes, including capital loss carryovers, of the Target Fund will move to the Acquiring Fund in the Reorganization. The ability of the Acquiring Fund to carry forward capital losses (if any) of the Target Fund and use such losses to offset future gains generally are not expected to be limited as a direct result of the Reorganization. As of October 31, 2021, the Target Fund had the following capital loss carryovers:

Target Fund	Capital Loss Carryover
Cambiar Aggressive Value Fund	$17,357,969

Significant holders of shares of the Target Fund (generally, those holders that own at least 1% of the total outstanding stock (by vote or value) of the Target Fund or that own Target Fund securities with an aggregate basis of $1 million or more immediately prior to the Reorganization) generally will be required to attach a statement to their U.S. federal income tax return for the year in which the Reorganization occurs that contains the information listed in U.S. Treasury Regulation 1.368-3(b).

If you acquired different blocks of shares of the Target Fund at different times or for different prices, you should consult your tax advisor concerning the treatment of the basis and holding period for the different blocks of stock in the Reorganization.

This discussion is only a general summary of certain federal income tax consequences. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. This discussion does not address any state, local or foreign tax consequences of the Reorganization. You should consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization.

Existing and Pro Forma Capitalization

The following tables show the capitalization of the Target Fund and the Acquiring Fund as of November 7, 2022, and of the Acquiring Fund on a pro forma combined basis (unaudited) as of November 7, 2022, giving effect to the proposed Reorganization. The following are examples of the number of shares of the Acquiring Fund that would be exchanged for the shares of the Target Fund if the Reorganization were consummated on November 7, 2022, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization occurs on the Closing Date. The Acquiring Fund is a shell fund that will commence operations on the Closing Date. The Target Fund will be the accounting survivor for financial statement purposes. The actual capitalization of the Target Fund and its share classes are likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity and will depend on market conditions at the time the Reorganization is carried out.

	Target Fund*	Acquiring Fund	Pro Forma Adjustments	Acquiring Fund (Pro Forma Combined)
Net Assets	$44,201,393	$0	$0	$44,201,393
Shares Outstanding	2,009,929	0	0	2,009,929
Net Asset Value Per Share	$21.99	$0	$0	$21.99

*	Information is presented for Investor Class Shares. There are no Institutional Class Shares of the Target Fund issued and outstanding as of November 7, 2022.

The table above assumes that the Reorganization occurred on November 7, 2022. The table is for informational purposes only. No assurance can be given as to how many Acquiring Fund shares will be received by shareholders of the Target Fund on the date that the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after that date.

Additional Information About the Funds

Financial Highlights

The Target Fund Prospectus contains additional information for the Target Fund, including its financial performance for the past five years under the heading, “Financial Highlights”, which is incorporated by reference herein in reliance upon the report of Ernst & Young LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing, and are available free of charge upon request. In addition, Appendix B to this Proxy Statement/Prospectus contains such audited “Financial Highlights” for the past five years. Appendix B also contains the unaudited “Financial Highlights” of the Target Fund for the six-month period ending April 30, 2022. The Acquiring Fund has not commenced operations and, therefore, does not have financial highlights.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Target Fund or Acquiring Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Record Date and Outstanding Shares

Target Fund

Only shareholders of record of the Target Fund at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting and at any postponement or adjournment thereof.

As of the Record Date, the Target Fund had [ ] Investor Class Shares outstanding.

Principal Holders. As of November 7, 2022 the persons who owned of record or beneficially 5% or more of the outstanding shares of the Target Fund are shown below. The percentage of the Acquiring Fund that would be owned by the below named shareholders of the Target Fund upon consummation of the Reorganization is expected to remain substantially the same.

Class of Shares	Name and Address	Percentage of Class
Investor	PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	6.33%
Investor	SEI PRIVATE TRUST COMPANY IRA A/C MICHAEL S BARISH 5761 E NASSAU PL ENGLEWOOD, CO 8011-1021	5.88%
Investor	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	50.56%
Investor	CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787	9.56%

Acquiring Fund. As of the date of this Proxy Statement/Prospectus, no shares of the Acquiring Fund have been offered. Thus, as of Proxy Statement/Prospectus, the current officers and Trustees of Acquiring Funds Trust in the aggregate beneficially owned less than 1% of the shares of the Acquiring Fund.

Voting Information

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of Target Fund’s shareholders.

Vote Required

Only shareholders of the Target Fund will vote on the Reorganization. Under the 1940 Act, approval of the Reorganization requires a “1940 Act Majority,” which is the affirmative vote of 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Target Fund, whichever is less. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

How is my proxy being solicited?

The Target Fund has retained AST Fund Solutions, LLC (the “Solicitor” or “AST”) to assist in the solicitation of proxies, at an estimated cost of $21,000 which will be paid by Cambiar. Proxies are expected to be solicited principally by mail but may also be solicited by telephone, facsimile, through the Internet, or other means of communication, including oral communications. Although representatives of the Solicitor are permitted to answer questions about the voting process and may read any recommendation set forth in this Proxy Statement/Prospectus, they are not permitted to recommend to shareholders how to vote. Proxies may also be solicited by officers, employees, and agents of Cambiar or the Trust. Such solicitations may be by telephone, through the Internet or otherwise.

Any telephonic solicitations will follow procedures reasonably designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholders after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form.

What happens to my proxy once I submit it?

The Board has named Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, or one or more substitutes designated by them, as proxies who are authorized to vote Target Fund shares as directed by shareholders.

Can I revoke my proxy after I submit it?

A shareholder may revoke their proxy at any time prior to its use by filing with the Target Fund a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting may vote at the Special Meeting as described herein, thereby canceling any proxy previously given.

How will my shares be voted?

If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submit your executed proxy card but do not vote on the proposal, your proxies will vote on the proposal as recommended by the Board. If any other matter is properly presented at the Special Meeting, the persons named in the enclosed proxy card will vote your shares in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Proxy Statement/Prospectus was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the proposal discussed in this Proxy Statement/Prospectus.

Quorum and Tabulation

Each shareholder of the Target Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. A quorum means a majority of the shares of a Target Fund that are entitled to vote at the Meeting, present at the Meeting or represented by proxy.

Adjournments

If a quorum is not present at the Special Meeting, if there are insufficient votes to approve the proposal, or for any other reason deemed appropriate by your proxies, your proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with the organizational documents of the Target Fund and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Broker Non-Votes and Abstention

If a proxy card is properly executed and returned accompanied by instructions to withhold authority (an abstention), the shares represented thereby will be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as a vote in favor of the Reorganization. Accordingly, abstentions effectively will be a vote against the Reorganization. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the Reorganization, and accordingly would have the same effect as a vote against the Reorganization. However, because the Reorganization is considered non-routine under the rules of the New York Stock Exchange and it is not expected that shareholders will be asked to vote on any proposals considered routine under those rules in connection with the Special Meeting, it is not expected that there will be any broker non-votes in connection with the Special Meeting.

Can shareholders submit proposals for a future shareholder meeting?

The Trust is organized as a voluntary association (commonly known as a business trust) under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Trust Governing Documents. Shareholders of the Target Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Target Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

In order to help achieve the presence of a quorum at the Special Meeting, prompt execution and return of the enclosed proxy card is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your proxy card.

Where to Find Additional Information About the Funds

The Funds are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. In accordance with these laws, they each file registration statements, reports, proxy materials and other information with the SEC. This information is available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

For more information with respect to the Target Fund concerning the following topics, please refer to the following sections of the Target Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference: (i) see “Performance Information” sections for more information about the performance of the Target Fund; (ii) see “Investment Adviser” and “Fund Management” for more information about the management of the Target Fund; (iii) see “Purchasing and Selling Fund Shares,” and “Payments by the Funds or the Adviser to Financial Intermediaries” for more information about the purchase, redemption, exchange and pricing of shares information of the Target Fund; (iv) see “Dividends and Distributions” and “Taxes” for more information about the Target Fund’s policy with respect to dividends and distributions and tax consequences to shareholders of various transactions in shares of the Target Fund; and (vi) see “Financial Highlights” for more information about the Target Fund’s financial performance.

Appendix A—Agreement and Plan of Reorganization

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 16th day of August, 2022, by and among (i) The Advisors’ Inner Circle Fund, a Massachusetts business trust (the “Trust”), on behalf of the Cambiar Aggressive Value Fund (the “Target Fund”), a series of the Trust; (ii) the Trust, on behalf of the Cambiar Aggressive Value ETF (the “Acquiring Fund”), a series of the Trust; and (iii) solely for the purposes of Sections 4.3, 5.1(f) and 9.2, Cambiar Investors, LLC (the “Adviser”), investment adviser of the Acquiring Fund and the Target Fund. Other than the Target Fund and the Acquiring Fund, no other series of the Trust are parties to this Agreement.

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction (the “Reorganization”) pursuant to which: (i) the Acquiring Fund will acquire all of the Assets (as defined in Section 1.1(b)) in exchange solely for (a) the assumption of all of the Liabilities (as defined in Section 1.1(c)) of the Target Fund and (b) the receipt of the class of shares of the Acquiring Fund designated Investor Class Shares (“Acquiring Fund Shares”) (the value of which shall be determined as of the Valuation Time (as defined in Section 2.1(d)) (and cash in lieu of fractional Acquiring Fund Shares), and (ii) the Target Fund will distribute such Acquiring Fund Shares and cash in lieu of any fractional Acquiring Fund Shares to shareholders of the Target Fund, in connection with the complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Acquiring Fund is a “shell” series of the Trust created for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund;

WHEREAS, the Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “Commission”); and

WHEREAS, the Target Fund and the Acquiring Fund each intend (i) this Agreement to be, and adopt it as, a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and Section 1.368-2(g) of the U.S. Treasury regulations promulgated under the Code (the “Treasury Regulations”), and (ii) that for United States federal income tax purposes the Reorganization contemplated by this Agreement constitutes a “reorganization” within the meaning of Section 368(a)(1) of the Code.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION

1.1 The Trust agrees to take the following steps with respect to the Reorganization:

(a) The Target Fund shall transfer all of its Assets, as defined in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume all of the Liabilities, as defined in Section 1.1(c), and deliver to the Target Fund the number of full Acquiring Fund Shares and cash in lieu of fraction Acquiring Fund Shares determined in the manner set forth in Section 2.

(b) The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Valuation Date (as defined in Section 2.1(e)) (collectively, “Assets”).

(c) The Target Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date (as defined in Section 3.1). The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Valuation Time (as defined in Section 2.1(d)) (collectively, “Liabilities”).

(d) As soon as reasonably practicable after the Closing (as defined in Section 3.1), the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) (i) the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1(a) on a pro rata basis and (ii) cash in lieu of any fractional Acquiring Fund Shares, and the Target Fund will as promptly as practicable thereafter completely liquidate and dissolve. Such distributions will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares.

(e) Ownership of Acquiring Fund Shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

2.	VALUATION

2.1 With respect to the Reorganization:

(a) The net value of the Target Fund’s Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Valuation Time (as defined in Section 2.1(d) below) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom (i) the amount of the Liabilities and (ii) the value of the cash amount that will be distributed to Target Fund Shareholders in lieu of fractional Acquiring Fund Shares, using the valuation procedures established by the Trust’s Board of Trustees.

(b) The number of Acquiring Fund Shares issued by the Acquiring Fund in exchange for the Target Fund’s Assets shall equal the number of the corresponding shares of the Target Fund outstanding as of the Valuation Time.

(c) The net asset value per share of the Acquiring Fund Shares issued in connection with the Reorganization shall be determined to the nearest full cent as of the Valuation Time, by dividing the net value of the shares of the Target Fund’s Assets (described in Section 2.1(a)) by the number of Acquiring Fund Shares issued in connection with the Reorganization (described in Section 2.1(b)).

(d) “Valuation Time” shall mean immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the Valuation Date.

(e) “Valuation Date” shall mean the business day immediately preceding the Closing Date.

3.	CLOSING AND CLOSING DATE

3.1 The Reorganization shall close on [●] or such other date as the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the “Closing Time”). The Closing of the Reorganization may be held in person, by facsimile, email or such other communication means as the parties may agree.

3.2 With respect to the Reorganization:

(a) The Target Fund’s Assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring Fund’s custodian (the “Acquiring Custodian”) for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Trust shall direct the Target Fund’s custodian (the “Target Custodian”) to deliver to the Acquiring Custodian as of the Closing Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Assets are deposited, the Target Fund’s Assets so held. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such Assets purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered Assets if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.

(b) The Trust shall direct the Target Custodian to deliver, at the Closing or promptly thereafter, a certificate of an authorized officer stating that except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date. The Target Fund shall be responsible for paying all necessary taxes in connection with the delivery of the Assets, including, but not limited to, all capital gains taxes and all applicable Federal, state and foreign stock transfer stamps, if any, and shall deliver, at the Closing or promptly thereafter, a certificate of an authorized officer of the Trust stating that all such taxes have been paid or provision for payment has been made.

(c) At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.

(d) The Trust shall direct the transfer agent for the Target Fund (the “Target Transfer Agent”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Trust, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall cause to be issued and delivered to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide other evidence reasonably satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e) In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, or on such later date as agreed to by the Target Fund and Acquiring Fund.

4.	REPRESENTATIONS AND WARRANTIES

4.1 The Trust, on behalf of itself or, where applicable, the Target Fund, represents and warrants to the Acquiring Fund as follows:

(a) Due Formation, Valid Existence and Good Standing. The Target Fund is duly organized as a series of the Trust, which is a business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts with power under its Agreement and Declaration of Trust and by-laws, as each may have been amended from time to time and are currently in effect (“Governing Documents”), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder;

(b) Effective 1940 Act and 1933 Act Registrations. The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c) No Consent or Approval Required. No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d) Registration Statement Compliance. The current prospectus and statement of additional information of the Target Fund included in the Target Fund’s registration statement on Form N-1A (respectively, the “Prospectus” and “Statement of Additional Information”) and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) Investment Activity Compliance. The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s Prospectus and Statement of Additional Information;

(f) Good Title. Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that, if disclosed in writing to the Acquiring Fund, the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;

(g) No Violation or Acceleration. The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Trust’s Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or the Trust is a party or by which it is bound;

(h) No Litigation. No litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Trust’s knowledge, threatened against the Trust or the Target Fund that, if adversely determined, would materially and adversely affect the Trust’s or the Target Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Trust, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Trust nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) Financial Statements. The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year have been audited by an independent registered public accounting firm, which is identified in the Target Fund’s Prospectus or Statement of Additional Information. Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date(s) in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date(s) not disclosed therein;

(j) No Material Adverse Change in Financial Condition. Since the last day of either (i) the fiscal year covered by the Target Fund’s most recent annual report to shareholders, or (ii) the fiscal half-year covered by the Target Fund’s most recent semi-annual report to shareholders, whichever is more recent, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

(k) Due Authorization, Valid Issuance and Non-Assessability of Shares. All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(l) Authority and Enforceability. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Target Fund, and subject to the approval of the shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) Information for Use in N-14. Within a timeframe mutually agreeable to the parties, the Target Fund will provide the Acquiring Fund with such information relating to the Target Fund as is reasonably necessary for the preparation of the registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund Shares to be issued in connection with the Reorganization and include a proxy statement with respect to the votes of the shareholders of the Target Fund to approve the Reorganization and such other matters to which as the parties may agree (the “N-14 Registration Statement”) and such information, as of the date provided through the date of the meeting of shareholders of the Target Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Trust for use therein;

(n) Books and Records. The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(o) Material Contracts and Commitments. Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Fund, the Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(p) No Other Distribution of Acquiring Fund Shares. The Acquiring Fund Shares to be issued pursuant to the terms of this Agreement are not being acquired by the Target Fund for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement;

(q) Tax Returns. On the Closing Date, all Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Trust’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Target Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(r) RIC Qualification. The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes, and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. The Target Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause the Target Fund to fail to be qualified as a regulated investment company as of the Closing Date. The Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Target Fund has been eligible to and has computed its federal income tax under Section 852 of the Code, and has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code with respect to any taxable year or calendar year ending before the Closing Date;

(s) No Notice from Tax Authorities. The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (q) or (r) of this Section 4.1;

(t) Section 368(a)(3)(A) Representation. The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(u) Organizational Fees and Expenses. The Target Fund has no unamortized or unpaid organizational fees or expenses;

(v) Dividends and Other Distributions. The Target Fund is in compliance in all material respects with applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury Regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder;

(w) No Corporate-Level Taxation. The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder;

(x) Fiscal Year End. The Target Fund has maintained since formation its October 31 fiscal year-end for U.S. federal income tax purposes, and has never changed its October 31 fiscal year-end for U.S. federal income tax purposes, by for example, filing Internal Revenue Service Form 1128 “Application to Adopt, Change, or retain a Tax Year”; and

4.2 The Trust, on behalf of itself or, where applicable, the Acquiring Fund, represents and warrants to the Target Fund as follows:

(a) Due Formation, Valid Existence and Good Standing. The Target Fund is duly organized as a series of the Trust, which is a business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts with power under its Governing Documents, to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted, and to enter into this Agreement and perform its obligations hereunder.

(b) Effective 1940 Act Registration. The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c) Effective 1933 Act Registration. Prior to the Closing, the registration of the Acquiring Fund Shares to be issued in the Reorganization under the 1933 Act will be in full force and effect;

(d) No Consent or Approval Required. No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and the Trust of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date) under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(e) Registration Statement Compliance. The prospectuses and statements of additional information of the Acquiring Fund, including supplements thereto, to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(f) No Violation or Acceleration. The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Trust’s Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Trust is a party or by which it is bound;

(g) No Litigation. No litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Trust’s knowledge, threatened against the Trust or the Acquiring Fund that, if adversely determined, would materially and adversely affect the Trust’s or the Acquiring Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Trust, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such litigation, proceedings or investigation and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h) All Actions Taken. By the Closing, the Trust’s board of trustees and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence operations as a registered open-end management investment company, including, without limitation, approving and authorizing the execution of investment advisory contracts in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Acquiring Fund;

(i) No Other Consideration. No consideration other than the Acquiring Fund Shares, and the Acquiring Fund’s assumption of the Target Fund’s Liabilities, will be issued in exchange for the Target Fund’s assets in the Reorganization;

(j) Authority and Enforceability. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the board of the trustees of the Trust, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k) Due Authorization, Valid Issuance and Non-Assessability of Shares. The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Trust and the Acquiring Fund;

(l) Information for Use in N-14. The information provided by the Acquiring Fund for use in the N-14 Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which such statements were made, not misleading, on the effective date of such N-14 Registration Statement, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein; and

(m) RIC Status. Subject to the accuracy of the representations and warranties in paragraph 4.1(r), for the taxable year that includes the Closing Date, the Trust expects that the Acquiring Fund will meet the requirements of Chapter 1, Part I of Subchapter M of the Code for qualification as a RIC and will be eligible to, and will, compute its federal income tax under Section 852 of the Code. After the Closing, the Acquiring Fund will be a fund that is treated as a separate corporation under Section 851(g) of the Code.

(n) Assets, Liabilities and Launch. As of the Closing Date, the Acquiring Fund will have no assets (other than any seed capital invested by the Acquiring Fund’s sole initial shareholder) and no liabilities. The Acquiring Fund has not commenced investment operations and will not commence investment operations until after the Closing.

4.3 The Adviser represents and warrants to the Trust as follows:

(a) The Adviser is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware.

(b) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Adviser, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Adviser, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

5.	COVENANTS

5.1 With respect to the Reorganization:

(a) The Target Fund: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business for the Target Fund may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring Fund shall not have commenced operations, prepared books of account and related records or financial statements or issued any shares except for those operations commenced, books of accounts and related records or financial statements prepared or shares issued in connection with a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals.

(b) The parties hereto shall cooperate in preparing, and the Trust shall file with the Commission, the N-14 Registration Statement.

(c) The Trust will call a meeting of the shareholders of the Target Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

(d) The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

(e) The Trust, on behalf of the Target Fund, will provide the Acquiring Fund with (i) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as the Trust may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (iii) the tax books and records of the Target Fund, or copies thereof (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1 and § 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (iv) all FASB ASC 740 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”), or copies thereof. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

(f) Subject to the provisions of this Agreement, each party will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement. In particular, the Trust and the Adviser each covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Target Fund’s Assets and otherwise to carry out the intent and purpose of this Agreement.

(g) Promptly after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.1(d) hereof.

(h) It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Morgan Lewis & Bockius LLP to render the tax opinion contemplated in this Agreement.

(i) Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.

(j) The Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (i) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (ii) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.

(k) The Trust, on behalf of the Target Fund, agrees that the acquisition of all Assets and assumption of all Liabilities of the Target Fund by the Trust, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim. For the avoidance of all doubt, the Trust retains all rights, and is subject to all causes of action and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

(l) The Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, (i) a statement of the earnings and profits and capital loss carryovers of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust’s President and Treasurer and (ii) a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Trust, as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request.

(m) The Trust agrees that the liquidation of the Target Fund will be effected in the manner provided in the Trust’s Governing Documents in accordance with applicable law, and that on and after the Closing Date, the Target Fund shall not conduct any business except in connection with its immediate liquidation.

(n) Neither Target Fund nor Acquiring Fund shall take any action that is inconsistent with the representations set forth herein.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

6.1 With respect to the Reorganization, the obligations of the Trust, on behalf of the Target Fund, to consummate the transaction provided for herein shall be subject, at the Target Fund’s election, to the performance by the Trust and the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:

(a) All representations and warranties of the Trust and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Trust shall prepare on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transaction contemplated by this Agreement;

(c) The Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust and the Acquiring Fund, on or before the Closing Date; and

(d) The Board of Trustees of the Trust shall have approved this Agreement and the transaction contemplated hereby in accordance with Rule 17a-8 under the 1940 Act.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1 With respect to the Reorganization, the obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Trust and the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of the Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Trust shall prepare on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transaction contemplated by this Agreement;

(c) The Trust, on behalf of the Target Fund, shall have prepared (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, and (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund;

(d) The Target Custodian shall have delivered the certificate contemplated by Section 3.2(b) of this Agreement, duly executed by an authorized officer of the Target Custodian;

(e) The Trust and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust and the Target Fund, on or before the Closing Date; and

(f) The Board of Trustees of the Trust shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Trust shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 The Agreement shall have been approved by the requisite vote of the Board of Trustees of the Trust and the Target Fund Shareholders in accordance with the provisions of the Trust’s Governing Documents, Massachusetts law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;

8.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to the Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4 The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and

8.5 The Trust shall have received on or before the Closing Date an opinion of Morgan, Lewis & Bockius LLP in form and substance reasonably acceptable to the Trust, as to the matters set forth on Schedule 8.5. In rendering such opinion, Morgan, Lewis & Bockius LLP may request and rely upon such representations contained in certificates of officers of the Trust and others as it may reasonably request, and the officers of the Trust shall use their reasonable efforts to obtain and make available such truthful certificates. The foregoing opinion may state that no opinion is expressed as to (i) the effect of the Reorganization on the Target Fund, Acquiring Fund, or any Target Fund shareholder with respect to any asset as to which unrealized gains and losses are required to be recognized for U.S. federal income tax purposes under a mark-to-market system of accounting or (ii) any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.5.

9.	FEES AND EXPENSES

9.1 The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein

9.2 The expenses relating to the proposed Reorganization, whether or not consummated, which are incurred by the Trust, on behalf of the Target Fund and Acquiring Fund, will be borne and paid by the Adviser. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result in the Acquiring Fund failing to qualify and be eligible for treatment as a regulated investment company under Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Target Fund or the Acquiring Fund or any of their respective shareholders.

10.	COOPERATION AND EXCHANGE OF INFORMATION

The Trust or its respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Trust shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

If applicable, the Acquiring Fund shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the Trust to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the Trust have concluded that, based on their evaluation of the effectiveness of the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance regarding the reliability of information provided by the Trust with respect to the Target Fund’s operations prior to the Closing that is required to be disclosed by the Trust on Forms N-CSR or any forms adopted by the Commission in replacement of Forms N-CSR.

11.	ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

11.1 Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by the Trust if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith; (ii) by the Trust if any condition precedent to its obligations set forth herein has not been fulfilled; or (iii) if a determination is made by the Trust’s Board of Trustees that the consummation of the transaction contemplated herein is not in the best interest of the Trust. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (i) any such material breach or intentional misrepresentation or (ii) the parties’ respective obligations under Section 9, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

14.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; PUBLICITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS

14.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.

14.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.4 This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

14.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of (i) the Target Fund or the Acquiring Fund, as applicable, as provided in the Governing Documents and (ii) the other parties. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

14.6 A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Target Fund, this Agreement is binding only upon the assets and properties of such Target Fund.

14.7 Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

14.8 Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

14.9 A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.

14.10 Notwithstanding any other provision of this Agreement, the requirement to deliver a certificate at Closing may be waived by the party to which it is required to be delivered.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

For the Trust:

The Advisors’ Inner Circle Fund

One Freedom Valley Drive

Oaks, Pennsylvania, 19456

Attn: Legal Department

For the Adviser:

Cambiar Investors, LLC

200 Columbine Street

Suite 800

Denver, Colorado 80206

Attn: Evan Geldzahler

[Signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

The Advisors’ Inner Circle Fund, on behalf of its series, the Cambiar Aggressive Value Fund and Cambiar Aggressive Value ETF

By:
Name:	Michael Beattie
Title:	President

Cambiar Investors, LLC, solely for the purposes of Sections 4.3, 5.1(f) and 9.2 of this Agreement

By:
Name:	[●]
Title:	[●]

Signature Page – Agreement and Plan of Reorganization

Schedule 8.5

Tax Opinions

With respect to the Reorganization for U.S. federal income tax purposes:

i.	The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

ii.	No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for (a) Acquiring Fund Shares and (b) the assumption by the Acquiring Fund of all of the Target Fund’s liabilities pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

iii.	No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

iv.	No gain or loss will be recognized by the Target Fund upon the distribution of Acquiring Fund Shares by the Target Fund to shareholders of the Target Fund in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.

v.	The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.

vi.	The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.

vii.	Except with respect to cash received in lieu of fractional Acquiring Fund Shares, no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares solely for the Acquiring Fund Shares pursuant to Section 354(a) of the Code.

A-1

viii.	The aggregate tax basis of Acquiring Fund Shares received by a shareholder of the Target Fund will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

ix.	The holding period of the Acquiring Fund Shares received by a shareholder of the Target Fund will include the holding period of the Target Fund Shares exchanged therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

x.	The consummation of the Reorganization will not terminate the taxable year of the Target Fund.

A-2

Appendix B—Target Fund’s Financial Highlights

The Financial Highlights will help you understand the Target Fund’s financial performance for the fiscal periods indicated. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Target Fund, assuming reinvestment of any dividends and distributions.

The financial highlights for each of the four years in the period ended October 31, 2021, the period May 1, 2017 to October 31, 2017 and the year ended April 30, 2017 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Target Fund’s audited financial statements, is included in the Target Fund’s Annual Report dated October 31, 2021. The information provided below for the period November 1, 2021 to April 30, 2022 is unaudited.

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

  Selected Per Share Data & Ratios

  For a Share Outstanding Throughout Each Year or Period

			Investor Class Shares
			Year ended October 31,
Aggressive Value Fund	Period November 1, 2021 to April 30, 2022#		2021	2020	2019	2018	Period May 1, 2017 to October 31, 2017(1)		Year ended April 30, 2017
Net Asset Value, Beginning of Year/Period	$25.20		$17.11	$18.73	$17.50	$19.67	$18.76		$17.12
Income (Loss) from Operations:
Net Investment Income(2)	0.04		0.03	0.15	0.22	0.13	0.07		0.02
Net Realized and Unrealized Gain (Loss)	(2.75)		8.16	(1.51)	1.15	(2.24)	0.84		1.66
Total from Operations	(2.71)		8.19	(1.36)	1.37	(2.11)	0.91		1.68
Dividends and Distributions:
Net Investment Income	(0.08)		(0.10)	(0.26)	(0.14)	(0.06)	—		(0.04)
Total Dividends and Distributions	(0.08)		(0.10)	(0.26)	(0.14)	(0.06)	—		(0.04)
Redemption Fees(2)	0.00	(3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)
Net Asset Value, End of Year/Period	$22.41		$25.20	$17.11	$18.73	$17.50	$19.67		$18.76
Total Return†	(10.78)%		47.96%	(7.44)%	8.04%	(10.76)%	4.85%		9.83%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$45,950		$53,693	$37,808	$54,735	$80,479	$111,860		$112,985
Ratio of Expenses to Average Net Assets	1.01	%*	1.00%	1.05%	1.16%	1.13%	1.12	%*	1.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	1.24	%*	1.22%	1.29%	1.32%	1.20%	1.21	%*	1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.30	%*	0.13%	0.86%	1.26%	0.68%	0.75	%*	0.14%
Portfolio Turnover Rate	49	%**	112%	135%	92%	87%	43	%**	72%

#	Unaudited.
*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31.
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.005 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

1

STATEMENT OF ADDITIONAL INFORMATION
to the

Registration Statement on Form N-14 Filed by:

The Advisors’ Inner Circle Fund

on behalf of its series

Cambiar Aggressive Value Fund

Cambiar Aggressive Value ETF

One Freedom Valley Drive

Oaks, Pennsylvania 19456

800-838-0191

Relating to the February 1, 2023 Special Meeting of Shareholders of

Cambiar Aggressive Value Fund

a series of The Advisors’ Inner Circle Fund

[ ], 2022

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated [ ], 2022, relating specifically to the Special Meeting of Shareholders of the Cambiar Aggressive Value Fund to be held on February 1, 2023 (the “Proxy Statement/Prospectus”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to The Advisors’ Inner Circle Fund, One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-866-777-8227.

Table of Contents

Page
General Information	1
Incorporation of Documents by Reference into the Statement of Additional Information	1
Supplemental Financial Information	1

General Information

Target Fund	Acquiring Fund
Cambiar Aggressive Value Fund	Cambiar Aggressive Value ETF

This Statement of Additional Information relates to (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation of the Target Fund (the “Reorganization”). Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this Statement of Additional Information.

Incorporation of Documents by Reference into this Statement of Additional Information

This Statement of Additional Information incorporates by reference the following documents, which have been filed with the Securities and Exchange Commission and accompany this Statement of Additional Information:

1.	Statement of Additional Information dated March 1, 2022, as supplemented, for the Target Fund;

2.	The Target Fund’s audited financial statements and related report of the independent registered public accounting firm included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2021 (the “Target Fund’s Annual Report”). No other parts of the Target Fund’s Annual Report are incorporated herein by reference;

3.	The Target Fund’s unaudited financial statements included in the Target Fund’s Semi-Annual Report to shareholders for the fiscal period ended April 30, 2022 (the “Target Fund’s Semi-Annual Report”). No other parts of the Target Fund’s Semi-Annual Report are incorporated herein by reference; and

4.	Statement of Additional Information dated, [____], 2022, for the Acquiring Fund.

Supplemental Financial Information

A table showing the fees and expenses of the Target Fund and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganization is included in the sub-section entitled “Comparison of the Target Fund and the Acquiring Fund – Comparison of Fee Tables” of the Proxy Statement/Prospectus.

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of the Reorganization is not required and is not included. Notwithstanding the foregoing, changes may be made to the Acquiring Fund’s investment portfolio following the Reorganization.

There are no material differences in the accounting policies of the Target Fund as compared to those of the Acquiring Fund, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended.

The Target Fund will be the accounting survivor of the Reorganization.

B-1

PART C: OTHER INFORMATION

Item 15. Indemnification:

Article VIII of the Amended and Restated Agreement and Declaration of Trust filed as Exhibit (1)(a) to The Advisors’ Inner Circle Fund’s (the “Registrant”) Registration Statement is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 16. Exhibits:

There are references below to the Registrant’s Registration Statement on Form N-1A (File Nos. 033-42484, 811-06400).

Exhibit No.

(1)(a) Amended and Restated Agreement and Declaration of Trust of The Advisors' Inner Circle Fund (the "Registrant") dated July 18, 1991, as amended and restated February 18, 1997, is filed herewith.

(1)(b) Amendment No. 1, dated May 15, 2012, to the Registrant's Amended and Restated Agreement and Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997, is incorporated herein by reference to exhibit (a)(2) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(1)(c) Amendment No. 2, dated August 18, 2020, to the Registrant’s Amended and Restated Agreement and Declaration of Trust, is incorporated herein by reference to exhibit (a)(3) of Post-Effective Amendment No. 335 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-21-010106 on May 10, 2021.

(2)(a) Registrant's Second Amended and Restated By-Laws are incorporated herein by reference to exhibit (b) of Post-Effective Amendment No. 179 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000087 on February 28, 2012.

(2)(b) Amendment No. 1, dated May 20, 2020, to the Registrant’s Second Amended and Restated By-Laws, is incorporated herein by reference to exhibit (b)(2) of Post-Effective Amendment No. 329 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42494), filed with the SEC via EDGAR Accession No. 0001398344-20-011801 on June 1, 2020.

(3) Not Applicable.

(4) Form of Agreement and Plan of Reorganization is attached as Exhibit D to the Proxy Statement/Prospectus contained in this Registration Statement.

(5)(a) See Article III of the Registrant's Amended and Restated Agreement and Declaration of Trust, which has been incorporated by reference in Exhibit (1)(a) of this Registration Statement.

(5)(b) See Section 2 of the Registrant's Second Amended and Restated By-Laws, which has been incorporated by reference in Exhibit (2) of this Registration Statement.

(6)(a)(i) Investment Advisory Agreement, dated March 15, 1999, between the Registrant and LSV Asset Management is incorporated herein by reference to exhibit (d)(8) of Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-01-500070 on June 22, 2001.

(6)(a)(ii) Amended Schedule A, dated August 24, 2018, to the Investment Advisory Agreement, dated March 15, 1999, between the Registrant and LSV Asset Management, is incorporated herein by reference to exhibit (d)(1)(iv) of Post-Effective Amendment No. 297 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-18-012526 on August 27, 2018.

(6)(a)(iii) Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Acadian Asset Management LLC (formerly, Acadian Asset Management, Inc.) is incorporated herein by reference to exhibit (d)(17) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(6)(a)(iv) Amended Schedule A to the Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Acadian Asset Management LLC (formerly, Acadian Asset Management, Inc.) is incorporated herein by reference to exhibit (d)(12) of Post-Effective Amendment No. 127 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000392 on September 3, 2010.

(6)(a)(v) Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Cambiar Investors, LLC is incorporated herein by reference to exhibit (d)(19) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(6)(a)(vi) Amended Schedule A, dated March 1, 2019, to the Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Cambiar Investors, LLC, is incorporated herein by reference to exhibit (d)(1)(vi) of Post-Effective Amendment No. 305 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-19-003603 on February 28, 2019.

(d)(1)(vii) Amended and Restated Schedule A, dated [XX], to the Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Cambiar Investors, LLC, to be filed by amendment.

(6)(a)(viii) Investment Advisory Agreement, dated June 10, 2020, between the Registrant and CSM Advisors, LLC is incorporated herein by reference to exhibit (d)(1)(viii) of Post-Effective Amendment No. 333 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-21-005168 on February 26, 2021.

(6)(a)(ix) Investment Advisory Agreement, dated October 10, 2016, between the Registrant and Rice Hall James & Associates LLC is incorporated herein by reference to exhibit (d)(1)(xi) of Post-Effective Amendment No. 277 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-000154 on February 28, 2017.

(6)(a)(x) Investment Advisory Agreement, dated May 28, 2004, between the Registrant and Haverford Investment Management, Inc. is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 79 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-05-000093 on February 25, 2005.

(6)(a)(xi) Investment Advisory Agreement, dated February 27, 2006, between the Registrant and Edgewood Management LLC is incorporated herein by reference to exhibit (d)(33) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000007 on January 12, 2007.

(6)(a)(xii) Investment Advisory Agreement, dated March 10, 2010, between the Registrant and Sands Capital Management, LLC is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 123 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000173 on April 30, 2010.

(6)(a)(xiii) Investment Advisory Agreement, dated June 20, 2011, between the Registrant and Loomis, Sayles & Company, L.P. is incorporated herein by reference to exhibit (d)(37) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(6)(a)(xiv) Investment Advisory Agreement, dated February 20, 2012, between the Registrant and Hamlin Capital Management, LLC is incorporated herein by reference to exhibit (d)(45) of Post-Effective Amendment No. 183 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000195 on March 28, 2012.

(6)(a)(xv) Amended Schedule A, dated January 1, 2019, to the Investment Advisory Agreement, dated February 20, 2012, between the Registrant and Hamlin Capital Management, LLC is incorporated herein by reference to exhibit (d)(1)(xxi) of Post-Effective Amendment No. 308 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-19-007375 on April 30, 2019.

(6)(a)(xvi) Investment Advisory Agreement, dated September 3, 2013, between the Registrant and CIBC Private Wealth Advisors, Inc. (formerly, AT Investment Advisers, Inc.) is incorporated herein by reference to exhibit (d)(1)(xxx) of Post-Effective Amendment No. 236 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000442 on June 24, 2014.

(6)(a)(xvii) Amended Schedule A, dated March 13, 2019, to the Investment Advisory Agreement, dated September 13, 2013, between the Registrant and CIBC Private Wealth Advisors, Inc., is incorporated herein by reference to exhibit (d)(1)(xxviii) of Post-Effective Amendment No. 312 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-19-009920 on May 31, 2019.

(6)(a)(xviii) Investment Advisory Agreement, dated July 3, 2013, between the Registrant and Fayez Sarofim & Co. is incorporated herein by reference to exhibit (d)(74) of Post-Effective Amendment No. 219 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000386 on July 26, 2013.

(6)(b)(i) Amended and Restated Expense Limitation Agreement, dated February 13, 2013, between the Registrant and LSV Asset Management, relating to the LSV Funds, is incorporated herein by reference to exhibit (d)(10) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(6)(b)(ii) Amended Schedule A, dated August 24, 2018, to the Amended and Restated Expense Limitation Agreement, dated February 13, 2013, between the Registrant and LSV Asset Management, relating to the LSV Funds, is incorporated herein by reference to exhibit (d)(3)(ii) of Post-Effective Amendment No. 297 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-18-012526 on August 27, 2018.

(6)(b)(iii) Amended and Restated Expense Limitation Agreement, dated September 1, 2016, between the Registrant and Cambiar Investors, LLC, relating to the Cambiar Funds, is incorporated herein by reference to exhibit (d)(3)(iii) of Post-Effective Amendment No. 268 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001670 on September 1, 2016.

(6)(b)(iv) Amended Schedule A, dated March 1, 2019, to the Amended and Restated Expense Limitation Agreement, dated September 1, 2016, between the Registrant and Cambiar Investors, LLC, relating to the Cambiar Funds, is incorporated herein by reference to exhibit (d)(3)(iv) of Post-Effective Amendment No. 305 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-19-003603 on February 28, 2019.

(6)(b)(v) Amended and Restated Expense Limitation Agreement, dated February 23, 2016, between the Registrant and Rice Hall James & Associates, LLC, relating to the Rice Hall James Funds, is incorporated herein by reference to exhibit (d)(3)(vi) of Post-Effective Amendment No. 263 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001304 on April 29, 2016.

(6)(b)(vi) Expense Limitation Agreement, dated March 1, 2008, between the Registrant and Haverford Investment Management, Inc., relating to the Haverford Quality Growth Stock Fund, is incorporated herein by reference to exhibit (d)(25) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(6)(b)(vii) Amended and Restated Expense Limitation Agreement, dated December 31, 2019, between the Registrant and Edgewood Management LLC, relating to the Edgewood Growth Fund, is incorporated herein by reference to exhibit (d)(3)(xiv) of Post-Effective Amendment No. 333 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-21-005168 on February 26, 2021.

(6)(b)(viii) Amended Schedule A, dated January 25, 2022, to the Amended and Restated Expense Limitation Agreement, dated December 31, 2019, between the Registrant and Edgewood Management LLC, relating to the Edgewood Growth Fund, is incorporated herein by reference to exhibit (d)(2)(viii) of Post-Effective Amendment No. 349 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-22-001310 on January 28, 2022.

(6)(b)(ix) Expense Limitation Agreement, dated March 31, 2010, between the Registrant and Sands Capital Management, LLC, relating to the Sands Capital Global Growth Fund, is incorporated herein by reference to exhibit (d)(34) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(6)(b)(x) Expense Limitation Agreement, dated December 15, 2011, between the Registrant and Loomis, Sayles & Company, L.P., relating to the Loomis Sayles Full Discretion Institutional Securitized Fund, is incorporated herein by reference to exhibit (d)(38) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(6)(b)(xi) Expense Limitation Agreement, dated February 20, 2012, between the Registrant and Hamlin Capital Management, LLC, relating to the Hamlin High Dividend Equity Fund, is incorporated herein by reference to exhibit (d)(46) of Post-Effective Amendment No. 183 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000195 on March 29, 2012.

(6)(b)(x) Amended Schedule A, dated January 1, 2019, to the Expense Limitation Agreement, dated February 20, 2012, between the Registrant and Hamlin Capital Management, LLC, relating to the Hamlin High Dividend Equity Fund, is incorporated herein by reference to exhibit (d)(3)(xv) of Post-Effective Amendment No. 308 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-19-007375 on April 30, 2019.

(6)(b)(xi) Expense Limitation Agreement, dated February 23, 2016, between the Registrant and CIBC Private Wealth Advisors, Inc., relating to the CIBC Atlas Disciplined Equity Fund, CIBC Atlas Income Opportunities Fund and CIBC Atlas Mid Cap Equity Fund, is incorporated herein by reference to exhibit (d)(2)(xix) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(6)(b)(xii) Amended Schedule A, dated March 13, 2019, to the Expense Limitation Agreement, dated February 23, 2016, between the Registrant and CIBC Private Wealth Advisors, Inc., relating to the CIBC Atlas International Growth Fund, is incorporated herein by reference to exhibit (d)(3)(xx) of Post-Effective Amendment No. 312 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-19-009920 on May 31, 2019.

(6)(b)(xiii) Expense Limitation Agreement, dated December 13, 2017, between the Registrant and CIBC Private Wealth Advisors, Inc., relating to the CIBC Atlas All Cap Growth Fund and CIBC Atlas Equity Income Fund, is incorporated herein by reference to exhibit (d)(3)(xviii) of Post-Effective Amendment No. 288 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-001113 on December 13, 2017.

(6)(b)(xiv) Expense Limitation Agreement, effective as of July 3, 2013, between the Registrant and Fayez Sarofim & Co., relating to the Sarofim Equity Fund, is incorporated herein by reference to exhibit (d)(75) of Post-Effective Amendment No. 219 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000386 on July 26, 2013.

(6)(b)(xv) Expense Limitation Agreement, effective as of March 1, 2022 between the Registrant and CSM Advisors, LLC, relating to the McKee International Equity Portfolio, is incorporated herein by reference to exhibit (d)(2)(xviii) of Post-Effective Amendment No. 351 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-22-004492 on February 28, 2022.

(7)(a) Distribution Agreement, dated November 14, 1991, as amended and restated November 14, 2005, between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company) is incorporated herein by reference to exhibit (e)(1)(i) of Post-Effective Amendment No. 252 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000094 on February 27, 2015.

(7)(b) Amendment No. 1, effective as of August 30, 2010, to the Distribution Agreement, dated November 14, 1991, as amended and restated November 14, 2005, between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company), is incorporated herein by reference to exhibit (e)(3) of Post-Effective Amendment No. 158 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000517 on September 16, 2011.

(7)(c) Amendment No. 2, dated November 13, 2018, to the Distribution Agreement, dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010, between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company), is incorporated herein by reference to exhibit (e)(1)(iii) of Post-Effective Amendment No. 308 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-19-007375 on April 30, 2019.

(7)(d) Distribution Services Agreement, dated [XX], between Cambiar Investors, LLC and SEI Investments Distribution Co. (formerly, SEI Financial Services Company), to be filed by amendment.

(7)(e) Form of Authorized Participant Agreement to be filed by amendment.

(7)(f) Revised Form of Amended Sub-Distribution and Servicing Agreement for SEI Investments Distribution Co., dated October 2007, is incorporated herein by reference to exhibit (e)(2) of Post-Effective Amendment No. 76 to the Registration Statement of The Advisors' Inner Circle Fund II (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(8) Not Applicable.

(9)(a)(i) Amended and Restated Custody Agreement, dated February 12, 2013, between the Registrant and U.S. Bank, National Association, is incorporated herein by reference to exhibit (g)(1)(i) of Post-Effective Amendment No. 233 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000296 on April 30, 2014.

(9)(a)(ii) Amendment, dated November 6, 2013, to the Amended and Restated Custody Agreement dated February 12, 2013 between the Registrant and U.S. Bank, National Association, is incorporated herein by reference to exhibit (g)(1)(ii) of Post-Effective Amendment No. 233 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000296 on April 30, 2014.

(9)(b)(i) Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to exhibit (g)(3)(i) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(9)(b)(ii) Amendment, dated May 12, 2015, to the Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to exhibit (g)(3)(ii) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(9)(b)(iii) Amendment, dated November 6, 2015, to the Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to exhibit (g)(3)(iii) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(9)(b)(iv) Amendment, dated August 25, 2016, to the Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to exhibit (g)(3)(iv) of Post-Effective Amendment No. 272 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001815 on October 31, 2016.

(9)(c) Custodian and Transfer Agent Agreement, dated [XX], between the Registrant and [Custodian and Transfer Agent], to be filed by amendment.

(10)(a)(i) Distribution Plan, dated August 8, 1994, as amended August 14, 2000, is incorporated herein by reference to exhibit (m) of Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0000950109-00-004829 on December 13, 2000.

(10)(a)(ii) Schedule A, as last amended March 31, 2020, to the Distribution Plan, dated August 8, 1994, as amended August 14, 2000, is incorporated herein by reference to exhibit (m)(1)(ii) of Post-Effective Amendment No. 325 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-20-007265 on March 31, 2020.

(10)(a)(iii) ETF Distribution Plan, dated [XX], to be filed by amendment.

(10)(b)(i) Registrant's Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, including Schedules and Certificates of Class Designation thereto, is incorporated herein by reference to exhibit (n) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(10)(b)(ii) Amended and Restated Schedule M and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the LSV Funds, is incorporated herein by reference to exhibit (n)(2) of Post-Effective Amendment No. 297 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-18-012526 on August 27, 2018.

(10)(b)(iii) Amended and Restated Schedule B and Certificates of Class Designation to the Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the Cambiar Funds, is incorporated herein by reference to exhibit (n)(3) of Post-Effective Amendment No. 258 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000632 on August 28, 2015.

(10)(b)(iv) Schedule N and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the Acadian Emerging Markets Portfolio, is incorporated herein by reference to exhibit (n)(5) of Post-Effective Amendment No. 268 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001670 on September 1, 2016.

(10)(b)(v) Amended and Restated Schedule C and Certificates of Class Designation to the Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the Edgewood Growth Fund, is incorporated herein by reference to exhibit (n)(6) of Post-Effective Amendment No. 274 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001948 on December 30, 2016.

(10)(b)(vi) Amended and Restated Schedule L and Certificates of Class Designation to the Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the CIBC Atlas Funds, is incorporated herein by reference to exhibit (n)(7) of Post-Effective Amendment No. 312 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-19-009920 on May 31, 2019.

(11) Opinion and Consent of Morgan, Lewis & Bockius LLP regarding the legality of the securities being registered is filed herewith.

(12) Form of Opinion of Morgan, Lewis & Bockius LLP regarding tax matters is filed herewith.

(13)(a) Amended and Restated Administration Agreement, dated November 13, 2018, between the Registrant and SEI Investments Global Funds Services, is incorporated herein by reference to exhibit (h)(1) of Post-Effective Amendment No. 305 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-19-003603 on February 28, 2019.

(13)(b)(i) Transfer Agency and Service Agreement, dated January 15, 2003, between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit (h)(62) of Post-Effective Amendment No. 67 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000495 on August 28, 2003.

(13)(b)(ii) AML Delegation Amendment, dated May 20, 2003, to the Transfer Agency and Service Agreement, dated January 15, 2003, between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit (h)(65) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.

(13)(b)(iii) Amendment to and Assignment of Transfer Agency and Service Agreement, dated March 8, 2018, between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to exhibit (h)(2)(iii) of Post-Effective Amendment No. 294 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-18-006346 on April 30, 2018.

(13)(b)(iv) Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc., is incorporated herein by reference to exhibit (h)(7) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(13)(b)(v) Amendment, dated April 1, 2009, to the Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc. is incorporated herein by reference to exhibit (h)(2)(vi) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(13)(b)(vi) Amended Fee Schedule, dated August 30, 2012, to the Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc. is incorporated herein by reference to exhibit (h)(10) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(13)(b)(vii) Amendment, dated November 13, 2013, to the Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc. is incorporated herein by reference to exhibit (h)(2)(viii) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(13)(b)(viii) Amendment No. 3, dated April 30, 2018, to the Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc., is incorporated herein by reference to exhibit (h)(2)(viii) of Post-Effective Amendment No. 297 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-18-012526 on August 27, 2018.

(13)(b)(ix) Amendment, dated [XX], to the Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc., to be filed by amendment.

(13)(b)(x) Transfer Agency Services Agreement, dated November 14, 2012, between the Registrant and Atlantic Shareholder Services, LLC, is incorporated herein by reference to exhibit (h)(2)(viii) of Post-Effective Amendment No. 292 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-18-003073 on February 28, 2018.

(13)(b)(xi) Amendment, dated November 19, 2013, to the Transfer Agency Services Agreement, dated November 14, 2012, between the Registrant and Atlantic Shareholder Services, LLC, is incorporated herein by reference to exhibit (h)(2)(ix) of Post-Effective Amendment No. 292 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-18-003073 on February 28, 2018.

(13)(c)(i) Shareholder Services Plan is incorporated herein by reference to exhibit (h)(3) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(13)(c)(ii) Amended Exhibit A to the Shareholder Services Plan, is incorporated herein by reference to exhibit (h)(3)(ii) of Post-Effective Amendment No. 333 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-21-005168 on February 26, 2021.

(14)(a) Consent of Morgan, Lewis & Bockius LLP is filed herewith.

(14)(b) Consent of Ernst & Young LLP is filed herewith.

(15) Not Applicable.

(16)(a) Powers of Attorney for Mses. Kathleen Gaffney, Betty L. Krikorian and Monica Walker and Messrs. Robert A. Nesher, N. Jeffrey Klauder, Mitchell A. Johnson, Bruce R. Speca, Joseph T. Grause, Jr., Robert Mulhall, Michael Beattie and Andrew Metzger are filed herewith.

(16)(b) Resolution adopted by the Board of Trustees of the Trust on August 16, 2022 is filed herewith.

(17)(a) Form of Proxy Card is filed herewith.

(17)(b) Prospectus dated March 1, 2022 for Advisors’ Inner Circle Fund (the “Trust”), with respect to the Cambiar Aggressive Value Fund (the “Target Fund”) is incorporated herein by reference to Post-Effective Amendment No. 351 to the Trust’s Registration Statement on Form N-1A, filed with the SEC via EDGAR on February 28, 2022, Accession No. 0001398344-22-004492.

(17)(c) Supplement dated August 29, 2022 to the Target Funds Prospectus and Statement of Additional Information is incorporated herein by reference to the Trust’s 497 filing filed with the SEC via EDGAR on August 29, 2022, Accession No. 0001398344-22-017479.

(17)(d) Audited financial statements and related report of the independent public accounting firm included in the Trust’s Annual Report to Shareholders for the fiscal year ended October 31, 2021, with respect to the Target Fund is incorporated herein by reference to the Trust’s N-CSR filed with the SEC via EDGAR on January 7, 2022, Accession No. 0001193125-22-004409.

(17)(e) Unaudited financial statements included in the Trust’s Semi-Annual Report to Shareholders for the fiscal period ended October 31, 2022, with respect to the Target Fund, are incorporated herein by reference to the Semi-Annual Certified Shareholder Report on Form N-CSRS (File No. 811-06400) filed with the SEC via EDGAR on July 8, 2022, Accession No. 0001193125-22-190371.

(18) Not Applicable.

Item 17. Undertakings:

(1) The undersigned Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the Registrant, in the City of Oaks, Commonwealth of Pennsylvania on the 22nd day of November, 2022.

THE ADVISORS’ INNER CIRCLE FUND

By:	*
Michael Beattie, President

As required by the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

*	Trustee	November 22, 2022
Kathleen Gaffney

*	Trustee	November 22, 2022
Joseph T. Grause, Jr.

*	Trustee	November 22, 2022
Mitchell A. Johnson

*	Trustee	November 22, 2022
N. Jeffrey Klauder

*	Trustee	November 22, 2022
Betty L. Krikorian

*	Trustee	November 22, 2022
Robert Mulhall

*	Trustee	November 22, 2022
Robert A. Nesher

*	Trustee	November 22, 2022
Bruce Speca

*	Trustee	November 22, 2022
Monica Walker

*	President	November 22, 2022
Michael Beattie

*	Treasurer, Controller &	November 22, 2022
Andrew Metzger	Chief Financial Officer

*By:	/s/ Matthew M. Maher
Matthew M. Maher
Attorney-in-Fact

EXHIBIT INDEX

(1)(a)	Amended and Restated Agreement and Declaration of Trust
(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP regarding the legality of the securities being registered
(12)	Form of Opinion of Morgan, Lewis & Bockius LLP regarding tax matters
(14)(a)	Consent of Morgan, Lewis & Bockius LLP
(14)(b)	Consent of Ernst & Young LLP
(16)(a)	Powers of Attorney for Mses. Kathleen Gaffney, Betty L. Krikorian and Monica Walker and Messrs. Robert A. Nesher, N. Jeffrey Klauder, Mitchell A. Johnson, Bruce R. Speca, Joseph T. Grause, Jr., Robert Mulhall, Michael Beattie and Andrew Metzger
(16)(b)	Resolution adopted by the Board of Trustees of the Trust on August 16, 2022
(17)(a)	Form of Proxy Card